Table of Contents

Exhibit 10.10

Hosted Services Agreement	NAVITAIRE Inc.

AMENDMENT NO. 14 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 14 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of October 1, 2008, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and GOL - Transportes Aereos S/A, a Brazilian corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A. NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment. No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006, (vii) Amendment No. 8 dated as of June 11, 2007 (viii) Amendment No. 9 dated as of August 20, 2007; (ix) Amendment No. 10 dated as of August 27, 2007; (x) Amendment No. 11 dated as of April 24, 2008; (xi) Amendment No. 12 dated as of April 24, 2008; and (xii) Amendment No. 13 dated as of July 31, 2008 (the "Agreement"), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B. Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C. NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1 Amendment to Change Customer's Legal Entity.

NAVITAIRE acknowledges receipt of Customer's letter and supporting documentation dated [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] describing the mergers of Gol Transportes Aereos S/A (GOL) and VRG Linhas Aéreas S.A. ("VRG") with VRG remaining as the surviving entity.

NAVITAIRE agrees for customer to assign its rights into the Agreement to VRG as of the date of the letter.

2 Amendment to Section 1, Definitions. The following is added to Section 1, Definitions, of the Agreement:

• Major Performance Issue means any performance problem with Hosted Reservation Services that materially impacts Customer's ability to meet its stated business objectives or stated business plans.

3 Amendment to Section 4.3 – Notice of Increased Usage. Section 4.3 – Notice of Increased Usage is replaced in its entirety as follows:

4.3 Notice of Increased Usage and Hosted Services Processing Capacity. NAVITAIRE's Hosted Services Processing Capacity for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be reviewed and adjusted, if necessary, on a semi-annual basis. The capacity is calculated by multiplying the average number of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] during the preceding [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months by a factor of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The result constitutes the peak Hosted Services Processing Capacity for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Hosted Services Processing Capacity for Availability Requests (as defined in Exhibit A, Section 1) is based on multiplying the Look to Book ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for all other bookings (as provided for in Exhibit H, Section 1.1.1, sub paragraph (d)) by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The result is the peak Hosted Services Processing Capacity for Availability Requests made per hour.

Hosted Services Agreement

NAVITAIRE will not be obligated to fulfill service level parameters, as outlined in Exhibit A, Section 8 and Exhibit F, Section 9, when Customer's volume exceeds the peak Hosted Services Processing Capacity for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and/or Availability Requests made per hour, as defined in this paragraph.

Customer agrees to provide NAVITAIRE, on a confidential basis and according to a NAVITAIRE pre-defined process, at least [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days advance written notice of any marketing initiatives, acquisitions, alliances, schedule changes, or promotions that may materially increase Customer's usage of the Hosted Services or otherwise adversely impact the Hosted Services System performance. Examples of this are: free ticket/$0 fare promotions, new hub announcements, significant additional aircraft purchases, etc. For the purposes of this Section, increases that may adversely impact the Hosted Services are defined as increases that generate a response greater than the Peak Hosted Services Processing Capacity as defined in this paragraph. NAVITAIRE will work with Customer to attempt to reasonably provide additional capacity. If Customer requires additional capacity above the peak Segments booked per hour and/or peak Availability Requests made per hour, NAVITAIRE will provide a quote to Customer based on the requirements and scope desired, and the timeline on which such additional capacity can be made available to Customer.

4 Addition of Section 4.13 - Notice of Additional Data Storage Requirements. Section 4.13 – Notice of Additional Data Storage Requirements is added as follows:

4.13 Notice of Additional Data Storage Requirements. NAVITAIRE agrees to provide Customer with completed travel historical data storage capacity equal to three [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of historical PNR level booking activity detail available on-line and accessible from the Hosted System interfaces. To meet Brazilian requirements for no-show passengers, if one or more passengers on the PNR no-showed, the PNR will not be considered historical until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the flight date. Additionally, NAVITAIRE agrees to provide Customer with archived PNR activity for a total of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Customer agrees to inform NAVITAIRE of additional Data Storage Requirements in excess of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] available on-line or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] available archive and will be responsible for any additional costs as outlined in Exhibit H.

5 Addition of Section 4.14 – Post Implementation Upgrade Release Management. Section 4.14 – Post Implementation Upgrade Release Management is added as follows:

4.14 Post Implementation Upgrade Release Management. Customer agrees to accept into the production environment the latest release of NAVITAIRE software available for general distribution. NAVITAIRE software will be supported within version of the generally released product, as directed by the NAVITAIRE Support Center. Customer will be responsible, on a time and materials basis, for all costs associated with implementing an upgrade release including, but not limited to: project management; training; technical support; system integration services; business process analysis; and any required data transformation. Upgrade release requests will be initiated using the standard NAVITAIRE Work Order process as found in Exhibit K.

6 Amendment to Section 5.3 – Termination for Convenience. Section 5.3 – Termination for Convenience is replaced in its entirety, as follows:

5.3 Termination for Convenience.

5.3.1 Customer may terminate this Agreement without cause, at any time after [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], upon [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advanced written notice to NAVITAIRE. Termination will only be effective and binding if all outstanding amounts in immediately available funds are paid within sixty [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the written termination notice being issued. If the amounts outlined below are not paid in full, the termination will be considered null and void and Customer would be expected to continue all obligations in the Agreement and subsequent Amendments. The amounts to be paid are:

Hosted Services Agreement

• All outstanding amounts for invoices issued through [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the termination notice; and

• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the result of Customer's Guaranteed Monthly Minimum [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] remaining for the duration of the current term of the Agreement up to a maximum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

During and immediately after the notice period, NAVITAIRE will continue to invoice Customer for services rendered on a monthly basis. Customer understands that it is responsible for paying for all services rendered through the end of the notice period. Customer will receive full credit on future invoices for any minimums already paid.

If at any time after [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer desires to enter into discussions to define a possible option to terminate for a Major Performance Issue, both parties agree to enter into such discussions in good faith.

5.3.2 Exception for Hosted Custom Application Messaging Services. Individual Hosted Custom Application Messaging Services can be terminated by either party with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advanced written notice at any point. Should Customer upgrade to a version of the NAVITAIRE core product that includes one of the Hosted Custom Application Messaging Services as standard functionality, the hosting services for that standalone functionality will be terminated automatically at the end of the calendar month of the upgrade. The parties acknowledge that the termination of the Hosted Custom Application Messaging Services shall only be applicable to the obligations specifically related to Hosted Customer Application Messaging Services.

7 Addition of Section 7.5 – Compliance With Laws. Section 7.5 – Compliance with Laws is added as follows:

7.5 Compliance With Laws.

7.5.1 Notwithstanding any other provision of this Agreement to the contrary other than Section 7.6.2 below, each party will retain responsibility for its compliance with all applicable laws and regulations relating to its respective business and facilities and the provision of services to third parties. In performing their respective obligations under this Agreement, neither party will be required to undertake any activity that would violate any applicable laws or regulations.

7.5.2 Notwithstanding any other provision of this Agreement:

(a) Each party shall retain responsibility for its compliance with all applicable export control laws and economic sanctions programs relating to its respective business, facilities, and the provision of services to third parties.

(b) NAVITAIRE shall not be required by the terms of this Agreement to be directly or indirectly involved in the provision of goods, software, services and/or technical data that may be prohibited by applicable export control or economic sanctions programs if performed by NAVITAIRE.

(c) Applicable export control or economic sanctions programs may include U.S. export control laws such as the Export Administration Regulations and the International Traffic in Arms Regulations, and U.S. economic sanctions programs that are or may be maintained by the U.S. Government, including sanctions currently imposed against Belarus, Burma (Myanmar), Cuba, Iran, Iraq, Ivory Coast, Liberia, Libya, North Korea, Sierra Leone, Sudan, Syria and Zimbabwe, as well as Specially Designated Nationals and Blocked Persons programs. NAVITAIRE and Customer will comply with U.S. export control and U.S. economic sanctions laws with respect to the export or re-export of U.S. origin goods, software, services and/or technical data, or the direct product thereof.

Hosted Services Agreement

(d) Prior to NAVITAIRE providing any Hosted Services, goods, software, services and/or technical data subject to export controls, Customer shall provide written notice to NAVITAIRE specifying the nature of the controls and any relevant export control classification numbers.

It shall be the sole discretion of NAVITAIRE to refrain from being directly or indirectly involved in the provision of goods, software, services and/or technical data that may be prohibited by applicable export control laws or economic sanctions programs.

8 Amendment to Exhibit A – Hosted Reservation Services. Exhibit A – Hosted Reservation Services is hereby replaced in its entirety as attached.

9 Amendment to Exhibit B – Hosted Revenue Management Services. Exhibit B – Hosted Revenue Management Services is deleted in its entirety.

10 Amendment to Exhibit C NAVITAIRE Contacts. Exhibit C – Navitaire Contacts is hereby replaced in its entirety as attached.

11 Amendment to Exhibit D – Customer Contacts. Exhibit D – Customer Contacts is hereby replaced in its entirety as attached.

12 Amendment to Exhibit F – Hosted Web Services. Section 9.2.1 and Section 9.8.3 of Exhibit F are hereby replaced by Section 8.2.1(b) and Section 9.3 of the attached Exhibit A.

13 Amendment to Exhibit H – Pricing. Exhibit H – Pricing is hereby replaced in its entirety as attached.

14 No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

15 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

16 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

17 Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAVITAIRE INC.

Hosted Services Agreement

NAVITAIRE INC

By: /s/ John Dabkowski
Its: Managing Director
Date: November 25, 2008

CUSTOMER
VRG LINHAS AÉREAS S.A.
(Successor of GOL Transportes Aéreos S.A.)

By: /s/ Wilson Maciel Ramos
Its: Vice President

By: /s/ Tarcísio Gargioni
Its: Vice President
Date: November, 6 2008

Witness ID:
Its:

Witness Name: /s/ Priscila Fernandes Goníalves
Name: Priscila Fernandes Gonçalves
RG. 37.140.661-4
CPF. 369.441.978-04

Hosted Services Agreement

EXHIBIT A

HOSTED RESERVATION SERVICES - NEW SKIES

Conflict and Exhaustion of Provisions

In the event that there exists any conflict between any term, condition or provision contained within this Exhibit and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Exhibit shall control. Further, the rights, obligations, and privileges of the parties shall be determined first by reference to this Exhibit, as opposed to the Agreement. For purposes of clarification, the rights, obligations, and privileges contained within this Exhibit shall control and govern any dispute between the parties until all such rights, obligations, and privileges have been exhausted in their entirety; and only after such time shall the rights, obligations, and privileges of the parties be determined by reference to the Agreement.

1 Definitions

As used in and for purposes of this Exhibit, the following terms shall be defined as set forth in this Exhibit. In the event that there exists any conflict between a definition set forth in this Exhibit and in any definition contained within Section 1 of the Hosted Services Agreement (the "Agreement"), the definition set forth in this Exhibit shall control.

1.1 Authorization Services has the meaning set forth in Section 7.4.1 hereof.

1.2 Availability Request means a request for one journey for one day, across all booking channels. For example a request for flights between [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] would be one Availability Request whereas a request for flights between [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] would be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Availability Requests.

Availability Requests are further defined and calculated as follows:

a) Single or multi-day searches (e.g, GetAvailability, GetAvailabilitybyTrip, GetUpgradeAvailability) are calculated as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] look for each day searched.

b) Low fare searche (e.g., GetLowFareAvailability) availabilities are calculated as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] look for every [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days searched [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. For example where the maximum days are set [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and a round trip [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is requested, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] low fare finder/low fare search call is calculated as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (i.e. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the round trip).

c) Round trip or mulit-city searches (e.g., GetAvailabilitybyTrip) are computed as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] look for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] searched. For example, one request for a round trip [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] day is calculated as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] looks (i.e. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the round trip). As another example, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] request for a multi-city circle trip [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is calculated as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] looks (i.e. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the multi-city circle trip).

1.3 Change Control has the meaning set forth in Section 8.4.1 hereof.

1.4 Code-Share, Marketing or Code-Share Marketing Carrier means when Customer markets and sells a flight under its own host airline code and the flight is operated by another airline. A code-share marketing partner is an airline participating in a code-share as the Code-Share Marketing Carrier.

1.5 Code-Share, Operating or Code-Share Operating Carrier means when another airline markets and sells a flight under its own host airline code and the flight is operated by Customer. A code-share operating partner is an airline participating in a code-share as the Code-Share Operating Carrier.

Exhibit A-6

Hosted Services Agreement

1.6 Code-Share PNR means a Passenger Name Record, being an individual electronic record with a unique record locator number, containing one or more passenger names and booked Segments which contains at least one Segment booked via NAVITAIRE's free-sale code-share functionality.

1.7 Confirmed Booking State means when a reservation has been (a) systematically acknowledged and accepted by issuing a record locator or PNR number; and (b) moved from an initially held state upon payment authorization.

1.8 Content Provider means a provider of components sold in a Super PNR or Non-Flight Related Fee Record.

1.9 CRS/GDS/ARS PNR means a Passenger Name Record, being an individual electronic record with a unique record locator number, containing one or more passenger names and booked Segments which contains at least one Segment booked via a CRS/GDS/ARS using Type B/Teletype connectivity, or via a CRS/GDS using Type A/EDIFACT connectivity, or via WebServices/API Connectivity. A CRS/GDS/ARS source is based on unique user code and user type. Segments booked in a CRS/GDS/ARS PNR, including Passive/Informational Segments, are subject to the additional Type B/Teletype or Type A/EDIFACT Per Segment Transaction Fee in addition to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee, as outlined in Section 1.1 of Exhibit H.

1.10 Defect means a function or process which does not substantially work in conformity with the documentation, provided that in respect of such Defects, Customer has otherwise followed all the instructions, and complied with the hardware/telecommunications environment set forth by NAVITAIRE under this Agreement.

1.11 Direct Consultation has the meaning set forth in Section 5.5 hereof.

1.12 Electronic Ticket (E-Ticket) means the document stored in electronic form, used in lieu of a paper document to be exchanged for the use of transportation and/or related services.

1.13 Electronic Ticketing (E-Ticketing) means the method used to document the sale of transportation and/or related services that is used in lieu of the issuance of a paper document to be exchanged for the use of transportation and/or related services.

1.14 Electronic Ticketing Interchange and Database Provider means the third party provider that Customer has contracted with to process, exchange and store Customer E-Ticket records.

1.15 Electronic Ticketing Services Agreement (ETSA) means the agreement Customer enters into with the Electronic Ticketing Interchange and Database Provider for Electronic Ticketing services.

1.16 Executive Review Meeting means a formal meeting attended by Customer, NAVITAIRE and any related third party required, in response to non-compliance to the specified service level measures.

1.17 Executive Sponsors has the meanings set forth in Exhibits C and D.

1.18 Incident Problem Request (IPR) means a Customer reported Hosted Services trouble report and description logged and submitted through the IPR schema in NAVITAIRE's Internet based customer support tool (Remedy). NAVITAIRE reserves the right to change its support tool and would, in such event, train Customer on the new tool.

1.19 Interrupted Service Minutes means, with respect to a given Reporting Period, the total number of minutes during which Hosted Reservation Services is unavailable due to Interrupted Service, excluding Planned Downtime Minutes. This time is tracked by the minute, rounded up to the nearest minute per incident.

1.20 Interrupted Service Report has the meaning set forth in Section 8.6.2 hereof.

1.21 Journey means the true origination and destination city pair in a one way request. For example, Flight 100 originates in LAX with a stop in SLC on the way to BOS, where it connects to Flight 200 departing from BOS and arriving in JFK. A request for LAX-JFK on one (1) day, which happens to include both Flight 100 and Flight 200 as the connecting pair, would be one journey.

Exhibit A-7

Hosted Services Agreement

1.22 Look to Book Ratio means the numeric result of the number of Availability Requests divided by the number of PNRs booked with Segments where the PNR reached a Confirmed Booking State. If this result exceeds the ratio defined in Exhibit K, each Availability Request in excess of the number of PNRs booked with segments where the PNR reached a Confirmed Booking State multiplied by the ratio threshold will be charged the excess usage fees outlined in Exhibit H, Section 1.1. For example, for one month if there are [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Availability Requests, and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PNRs booked with Segments where the PNR reached a Confirmed Booking State, this would result in a ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The included Availability Requests would be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] multiplied by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. This Look to Book Ratio would result in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] less [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] requests being charged the monthly excess usage fees (i.e., [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] times [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] = USD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]).

1.23 Minimum System Availability Target means the percentage of time in Reporting Period Minutes during a defined Reporting Period that Customer expects Hosted Services System will be available.

1.24 Monthly Performance Report has the meaning set forth in Section 8.6.2 hereof.

1.25 New Skies Conversion Period means the time in which NAVITAIRE is actively converting existing customers from the Open Skies reservation platform to the New Skies reservation platform. This period will end when [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of NAVITAIRE's reservation customers are using New Skies, or by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] whichever is sooner.

1.26 Non-Flight Related Fee Record means any data record materially referring to a Super PNR Component that is stored as a fee in a PNR rather than as a Super PNR Component.

1.27 Passive / Informational Segments mean those segments entered or stored in Customer's reservation record, generally for information notice of flights on other airlines that do not directly affect Customer's flight inventory. All Passive/Informational Segments stored in a PNR will be considered flown if/when the first Segment on the PNR is flown.

1.28 Planned Downtime has the meaning set forth in Section 8.2.1(c) hereof.

1.29 Planned Downtime Minutes means, with respect to a given Reporting Period, the total number of minutes in a Reporting Period during which Hosted Reservation Services are unavailable due to: (a) an act or omission of Customer with respect to matters described in Section 7.1 of this Exhibit; (b) an event of Force Majeure; or (c) a planned, scheduled, and approved event including Hosted Services System maintenance during which a particular service, upgrade or Hosted Services System routine requires Planned Downtime as defined in Section 8.2.1(c) hereof. Customer may request the event be rescheduled, providing there is reasonable cause for such a delay. This notification must be made to NAVITAIRE at least twenty-four (24) hours in advance of the scheduled event. Planned Downtime Minutes will be tracked by the minute, rounded up to the nearest minute per incident.

1.30 Reporting Period will be a calendar month. The NAVITAIRE Account Manager will measure monthly calculations simultaneous to account reviews, 1.31 Reporting Period Minutes means, with respect to a given Reporting Period, the total number of minutes during such Reporting Period minus the total number of Planned Downtime Minutes during such Reporting Period.

1.32 Segment or Host Segment means a nonstop individual booked flight segment or passive/informational segment.

1.33 Stabilization Period has the meaning set forth in Section 8.4.5 hereof.

Exhibit A-8

Hosted Services Agreement

1.34 Super PNR means a passenger name record that includes one or more Super PNR Components. For the avoidance of doubt, a Super PNR includes any Super PNR Component regardless of booking source.

1.35 Super PNR Component means an ancillary product or service sold by Customer using the Hosted Reservation Services. Examples of Super PNR Components include: an insurance policy purchase, a car hire/rental, a hotel reservation/purchase, an add-on activity such as a 1-hour helicopter tour, souvenir t-shirt, etc. Most Super PNR Components are non-flight products or services, but can also include flights not provided by Customer, but sold through the Travel Commerce functionality. Super PNR Components exclude any flights included as a Segment.

1.36 Support Center or Global Support Center means the NAVITAIRE facility that accepts phone and Internet based customer support tool service requests related to Hosted Services. NAVITAIRE reserves the right to change its support tool and would, in such event, train Customer on the new tool.

1.37 System Error has the meaning set forth in Section 8.3.1 hereof.

2 Scope of Services

NAVITAIRE will provide certain services and support functions during the term of this Agreement related to the Hosted Reservation Services and related applicable products. Of the available Hosted Reservation Services, Customer has requested the following:

X New SkiesTM Basic Hosted Reservation and Airport Check-In, which includes:
• Sky Speed TM – Call Center Reservation System, which includes:
• Availability and Fare Look-up
• SkySpeed Booking Module
• Customer Management
• Travel Agent Support
• Airline-specific PNR Preferences
• User and Airline Support Tools
• SkySales® - Internet Reservation System, which includes:
• SkySales Booking Module
• SkyPartner®
• SkySeat
• SkySchedule – Scheduling Application, which includes:
• Fare and Inventory Management – SkyFare/SkyManager
• SkyPay® - Payment Processing and Settlement
• SkyPort – Airport Check-In System
• SkyReport – Reporting, which includes:
• Standard Reports
• Flight Information Control and Display (FLIFO)
• Agency Billing and Commissions
• SkyManager – Configuration and Management Utility, which includes:
• Message Interface (Type B/Teletype) • Security
• Internet Based Customer Support Tool

X CRS/GDS/ARS Type B/Teletype Connectivity, which includes:
• Type B/Teletype with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• Type B/Teletype connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• Type B/Teletype connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• Instant PayTM

X CRS/GDS/ARS Type A/EDIFACT Connectivity, which includes:
• Type A/EDIFACT connectivity with Amadeus
• Type A/EDIFACT connectivity with Galileo
• All features and functions listed for Type B/Teletype Connectivity

Exhibit A-9

Hosted Services Agreement

• Instant PayTM

X Code-Share Distribution, with Customer as Code-Share Operating Carrier, which includes:
• Code-Share with the following airlines carrier(s) as Code-Share Marketing Carrier(s) To be Determined

X Code-Share Distribution, with Customer as Code-Share Marketing Carrier, which includes:
• Code-Share with the following airlines carrier(s) as Code-Share Operating Carrier(s) To be Determined

X Block Space Code-Share (non-automated booking inventory), which includes:
• Block Space Code-Share with the following airlines carrier(s) as both Code-Share Marketing and Operating Carrier(s) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

X E-Ticketing Connectivity

X Booking History Files

X API Suites (check all that apply)

X Booking API Suite

X Check-In API Suite

X Voucher API Suite

X Hosted Web Check-in

N/A 3-D Secure Programs

X Travel Commerce Services, which includes:
• Standard Reports (Travel Commerce Specific)

X Data Store Products (check one)

N/A Data Store

X Data Store Workbench

N/A Enhanced Data Store

X Additional Data Storage

N/A Ticket Services and Sales Data Interchange (TCN File)

X Low Fare Finder

X Disaster Recovery

X Hosted Custom Application Messaging Services

X Open Skies Data Archiving

X VPN Connectivity

3 Implementation Services

NAVITAIRE and Customer acknowledge that no implementation services are required in relation to the Hosted Reservation Services, NAVITAIRE being the current provider of such services.

4 Data Circuits

4.1 Primary and Backup Data Circuits. Customer shall be responsible for all telecommunication dedicated, dial-up, or wireless circuits used by Customer in connection with the transmission of data between the Hosted Services System and Customer's site(s), as stated in Section 4.9 of the Agreement.

Exhibit A-10

Hosted Services Agreement

4.2 Facility Locations. The facility locations provided for in this Agreement are as follows:

• The NAVITAIRE Hosted Reservation data center will be located in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], USA.

• Customer's primary facility will be located in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Brazil.

• Either party may re-locate their facility location, with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advanced written notice to the other party.

5 Included Support

5.1 Support Center Support. NAVITAIRE will include English-speaking Support Center Support via e-mail, an Internet based customer support tool (English version only) or telephone. An up-to-date version of NAVITAIRE's Support User Guide will be available to Customer on NAVITAIRE's Customer Care web site.

The allotment of hours for included support is for the specified period only and may not be carried forward. Allotted monthly hours of Support Center Support are not deducted for emergencies, System Error reporting and use of the online support system. All other related hours are deducted in fifteen (15) minute increments with a minimum of fifteen (15) minutes per occurrence. Customer is allotted, at no additional charge, a maximum number of included Support Center Support hours as described in Exhibit H, Section 1.3. If Customer utilizes the Support Center more than the allotted number of hours, the Support Fees in Exhibit H, Section 1.3 will apply.

5.2 Hours – Non-Emergency. NAVITAIRE Support Center Support is available twenty-four (24) hours per day, seven (7) days per week, excluding NAVITAIRE holidays (Christmas Eve, Christmas Day and New Year's Day).

5.3 Support Rate. Hours more than the applicable initial or basic support for the Support Center will be invoiced at the rate specified in Exhibit H, Section 1.3.

5.4 Available Assistance. The NAVITAIRE Support Center may be contacted for assistance in the following areas. All services are in English, unless otherwise specified in this Agreement.

5.4.1 Emergency. An Emergency is defined as an aircraft incident or emergency on behalf of Customer, or Interrupted Service. Hosted Services System outages due to Customer misuse of the Hosted Services System will incur Support Fees at the rate specified in Exhibit H, Section 1.3.

• The NAVITAIRE Support Center may be reached, without charge, in the event of an Emergency twenty-four (24) hours per day, seven (7) days per week by calling the number provided in Exhibit C, Section 1.

• Customer will be requested to call the Support Center and report the Emergency, in English, to the representative, or if all representatives are busy with other calls, a message may be left in English on the voicemail response system, which will page an appropriate contact. A representative of NAVITAIRE will return Customer's call within fifteen (15) minutes with an acknowledgement and initial response to Customer.

• Provided the Emergency is due to an outage of the Hosted Reservation Services, NAVITAIRE will advise Customer as described in this Exhibit A, Section 8, regarding the status of the error or problem and the anticipated period to resolution. During normal business hours, both the NAVITAIRE Account Manager and Customer Account Liaison will be notified and briefed on the situation, with a further escalation to the Executive Sponsors for any outage exceeding four (4) hours. The Executive Sponsors will determine whether further escalation to the CEO, President or Managing Director level of each company is necessary.

Exhibit A-11

Hosted Services Agreement

• Customer is required to provide NAVITAIRE with an after-hours emergency contact number in Exhibit D, which will be answered by Customer when called by the NAVITAIRE support representative.

5.4.2 Error Reporting. Customer may report an identified Hosted Reservation Services System Error at no additional cost through the Customer Support line or the Internet based customer support facility.

5.4.3 Request Reporting. Customer may utilize the NAVITAIRE Internet support tool to contact the NAVITAIRE Support Center electronically for the following service requests:
• Custom enhancement requests
• New product concepts or requests
• Additional training requests
• Consulting services
These services are subject to the Service Fees as described in Exhibit H, Section 1.3 and are accepted at the discretion of NAVITAIRE. If the request is accepted by NAVITAIRE, a price quote and time schedule will be generated, with time spent to obtain the quote and determine the schedule being subject to the Services Fees outlined in Section 1.3 of Exhibit H. Customer will then decide whether to authorize the work to be performed by NAVITAIRE. Additional time and materials work to be performed under the commercial terms of this Agreement will be outlined in a Work Order.

5.5 Direct Consultation. Direct Consultation is defined as Customer-initiated contact directly to NAVITAIRE product management and/or development personnel, thereby bypassing the NAVITAIRE Support Center. The rates for Direct Consultation will also apply to any Customer issue which requires NAVITAIRE product management and/or development personnel assistance that is not related to the resolution of a System Error. Direct Consultation will be invoiced at the applicable rate described in Exhibit H, Section 1.3.

5.6 Third Party Interfaces

5.6.1 NAVITAIRE will supply and support defined interfaces to third party systems utilized by Customer only if listed in this Section.

5.6.2 Unless third party software is incorporated into the Hosted Services System and indicated specifically in the specifications included in this Exhibit, neither NAVITAIRE nor such third party shall be liable for the performance or failure to perform of the other.

5.6.3 In the event that a Travel Commerce or Content Provider connection causes severe performance issues or downtime to the Hosted Reservation Services System, NAVITAIRE reserves the right to temporarily disable the offending connection. Customer will be notified if such actions become necessary. NAVITAIRE will reestablish the connection once the supplier has resolved the issue.

5.6.4 NAVITAIRE will support the interim [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Revenue Management Processing as follows:

• NAVITAIRE will adjust the standard booking data extract job to begin execution at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] instead of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], creating a custom nightly process, starting [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] migration to the new Hosted Services System, as stability allows.
• NAVITAIRE will implement monitoring for the custom nightly process.
• If the job does not automatically begin execution it will be started manually as part of the included support.

Exhibit A-12

Hosted Services Agreement

• If the job does not complete successfully OR if the job fails to complete before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the results will be reviewed and corrective action taken if required. If corrective action is required, NAVITAIRE, Customer, and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will collaborate to restore data integrity. Such work is billable on a time and materials basis, per the standard Support Fees contained in Exhibit H of the Agreement.

Note: Customer is responsible for notifying [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of any unusual conditions or performance associated with the custom nightly process.

The custom nightly process will not be incorporated into the standard Hosted Reservation Services product and will only be supported on the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] versions of New Skies. Customer acknowledges that it is the responsibility of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to implement an acceptable long-term solution. At the time of Customer's migration to a later version of the Hosted Reservation Services, the custom [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] process will be modified to adhere to standard New Skies process times and the special monitoring will be removed.

This service does not qualify for and will be excluded from SLA measurements and associated penalties, as defined in Section 8 of this Exhibit A.

6 New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services

The following pages itemize the basic and optional products and features that, depending on terms of the contract, as defined in this Exhibit A, Section 2, may be included in this Agreement. Such list describes such features as are in force as of the Effective Date. This list may be modified or expanded in the future based upon new releases, provided that no functionality will be eliminated unless mutually agreed with Customer and NAVITAIRE or through the implementation of reasonable substitute functionality.

New Skies – Hosted Reservation Services Base Functionality
SkySpeed-Call Center Reservation: System
General Features — SkySpeed
 •   Graphical reservations screens.
 •   Fee entry and payment collection.
 •   Automatic payment verification (credit card confirmed, pending, or declined).
 •   On-demand itinerary print capability.
 •   Auto queue capability for quality control.
 •   Daily reservations information display.
 •   Company-wide ability to access fully functional training and test systems.
 •   Incorporated role-based user security.
 •   Preservation of special keyboard character sets across platforms, including the Internet (SkySales).
 •   Ability to customize information required, e.g. mandatory, optional, or not applicable.
• Support for manual or automated updates of new versions of SkySpeed.
Availability and Fare Look-up
 •   Integrated flight availability and applicable fares display.
 •   Availability searches by (a) flight type, (b) fare class, (c) maximum fare, (d) day of week, (e) multiple outbound and return dates, (f) multiple airport city, (g) connection type, (h) departure time, (i) maximum number of connections.
 •   Interactive calendar.
 •   Displays showing (a) total price by PNR and by individual passenger; (b) totals in multiple currencies, (c) fare rules, (d) manifest.
 •   Real-time SSR inventory availability.
 •   Optional display of flight information for multiple airport cities (MAC) in a specified geographical or metropolitan area.
 •   Ability to display the product class, if any, for a fare instead of the class of service in booking.
• Ability to flag certain flight paths to indicate whether or not they are for general use.
SkySpeed Booking Module

 •   Ability to book, change, divide, and cancel reservations.
 •   Ability to book unlimited number of passengers per PNR as defined by role.
 •   Ability to reserve unlimited number of flight segments per passenger, per PNR.
 •   Ability to book multiple flight connections.

Exhibit A-13

Hosted Services Agreement

 •    Ability to book non-revenue and revenue standby passengers.
 •    Ability to overbook passengers.
 •    Ability to override fares dependent upon user security settings, including fares on a divided PNR.
 •    Ability to assign multiple Special Service Request (SSR) codes to an individual passenger.
 •    Ability to add individual passenger identification documents.
 •    Optional seat map display showing actual seat availability.
 •    Optional pre-assigned seating.
 •    Ability to enter multiple addresses and phone numbers in a single booking (minimum 3 and 4 respectively).
 •    Auto-populate name and address from stored phone number.
 •    Ability to issue itinerary at airport or by mail, fax, e-mail, or XML feed to desired system.
 •    Multiple language support for itinerary printing.
 •    Ability to create airline defined mandatory comments.
 •    Three optional PNR comment types: Freeform, Manifest, and Itinerary.
 •    Ability to create up to six default pre-defined comments by user role and comment type.
 •    PNR comments limited only by database capacity.
 •    Ability to display real-time Flight Following information.
 •    Ability to associate a seat fee with a pre-assigned seat during booking.
 •    Ability to require the same city pair on moves.
 •    Ability to restrict or allow fare overrides once flights have been closed.
 •    Ability to allow booking of promo codes based on agent's role or organization.
 •    Ability to allow the use of vouchers to pay for fees.
 •    Ability to require an exact name match for voucher redemption.
 •    Ability to offer companion discount codes for selected passenger(s) on a reservation.
 •    Dynamic seating legend to display all seat properties: Restricted, Bulkhead, Emergency Exit, and Extra Leg Room seats.
 •    Ability to allow or restrict the penalty fees that an agent can manually apply.
 •    Ability to auto assign seats for all passengers.
 •    Quick search options to retrieve the last ten created bookings as well as the last ten modified.
 •    Ability to view available and expired fares within a date range.
 •    Ability to direct any refund amount from the fare, fare taxes, and travel fees to a spoilage fee so it is not refunded to the passenger.
 •    Ability to support the selling of directional fares
 •    Ability to place certain traffic restrictions on various flight routes according to IATA standards.
 •    Ability to have multiple aircraft or sales configurations across legs of a thru flight (Change of Gauge).
 •    Ability to support the configuration and storage of data related to installment payments.

Customer Management
 •    Ability to create/edit customer profiles, which includes personal details such as gender, travel documents, contact information, and general comments.
• Ability to create customer IDs containing up to ten numeric digits.
Travel Agent Support
 •    CRS/GDS or third party record locator cross-reference for PNR retrieval.
 •    Customer, travel agency, and corporate profiles maintained real-time.
 •    Travel agency or corporate number capture.
 •    Private Fares available to specific organizations.
 •    Automatic entry of the agency or corporate number upon agent login.
 •    Temporary login limited to a user associated with the same travel agency or corporation as the person currently logged in.
• Ability to create parent/child relationships for travel agencies
Airline-specific PNR Preferences
 •    Define address input requirement.
 •    Enable (required or optionat)/disable address fields.
 •    Enable (required or optional)/disable e-mail address.
 •    Enable (required or optional)/disable itinerary distribution option.
 •    Ability to require passenger telephone number input.
 •    Ability to book a past-date flight.
 •    Enable (required or optional)/disable passenger titles and genders.
 •    Enable/disable Infant Code.
 •    Enable optional passenger detail information – identification number, passport and visa details, infant name, gender, and age.
 •    Allow PNR hold in SkySpeed for declined credit card ..
 •    Disable credit file creation option.
 •    Configurable phone number format validations: Fixed, String, or None.
 •    Ability to auto-populate city and state information based on the postal code. (Available for US and Canadian postal codes)
• Ability to define default bookings values such as country, language, culture, and nationality.
User and Airline Support Tools
 •    Ability to create and maintain system users and apply role-based system configuration settings by user groups.
 •    Individual user, password-protected login.
• Temporary supervisory log-in to perform secure functions.

Exhibit A-14

Hosted Services Agreement

 •    Configurable logoff time value for inactive sessions.
 •    Scratch pad for call-specific notes and customized travel agency information.
 •    General airline policies and procedures reference system; ability to maintain and manage airline policy and procedure information to include text information, images and URL links.
 •    Configure default display properties.
 •    Complete online user help.
 •    Display other airlines' available flights.
• Password protected queue access.
SkySales - Internet Reservation System
General Features – SkySales
 •    Ability to customize graphics and HTML display elements through XSLT.
 •    Server enforced role-based configuration controls to define application business logic.
 •    Customizable market data (origin and destination airport codes, currency codes and time zone settings).
 •    Customizable lists and codes for aircraft types and credit cards.
 •    Customizable contact information lists (states/provinces, countries).
 •    Customizable "look and feel" of many booking controls.
 •    Configurable itinerary distribution options.
 •    Support for localization (multiple languages) through the customization libraries.
 •    Support for local time settings by city.
  sp;Support for airline codes beginning with a numeric character.
 •    Support of resident cookies.
 •    Ability to offer promotions to customers or travel agents.
 •    Ability for customers to self-register and manage online profile.
 •    Ability for registered members to retrieve and view past and future bookings.
 •    Built in button mouse-over functionality.
 •    Full validation of form elements using JavaScript.
 •    Future expandability through modular architecture.
 •    Supported browsers include Netscape 4.7 or higher and Internet Explorer 5.0 or higher.
 •    General architecture and configuration documentation by module.
Note: Customer may request assistance, to be provided at NAVITAIRE's sole discretion on a time and materials basis, to provide support for additional browsers.
SkySales Booking Module
 •    Ability to book, change, and cancel reservations.
 •    One-way and round-trip (return) and open jaw options.
 •    Multi-leg, multi-segment flight support.
 •    Route-aware origin and destination lists.
 •    Single and date-range availability.
 •    Airline configurable day-of-flight booking.
 •    Interactive popup calendar.
 •    Easy to click flight selection buttons in addition to radio buttons.
 •    Online redemption of promotion discounts.
 •    Online redemption of electronic vouchers.
 •    Ability to assign multiple Special Service Request (SSR) codes online based on availability.
 •    S upport for passenger types including Adult, Child, and Infant.
 •    Ability to associate passenger titles with passenger types.
 •    Ability to configurable number of passengers per booking by booking source.
 •    Reporting of duplicate bookings
 •    Configurable 12 or 24 hour time formatting.
 •    Option to display single or multiple fares per flight.
 •    Request single fare class, single fare level, or dual fare levels.
 •    Support of forced combinable fares and trade-ups.
 •    Option to display single or multiple fares per flight.
 •    Support for open-jaw routes.
 •    Fare price quotes for each passenger type.
 •    Configurable contact lists, input boxes, and requirements.
 •    Ability to provide discounted web and 'regular price' comparisons.
 •    Individual passenger type fare display.
 •    Compact "Search Again" display retains customer's previous query settings.
 •    Display flights and fares selected by the user prior to purchase.
 •    Summary or detailed price quote, including tax breakdown.
 •    Configurable fare rules display (fare-specific rules, universal rules, or no rule display).
 •    Optional "I Agree To Terms" enforcement checkbox.
 •    Optional Secure SSL Encryption, No Encryption, or both.
 •    Optional Special Service Request (SSR) fees.
 •    Configurable contact information lists, input boxes, and requirements.
• Optional inclusion of infant name, age, and adult passenger association in manifest comments.

Exhibit A-15

Hosted Services Agreement

 •    Optional use of cookies to retain/retrieve user contact information.
 •    Switch card support, with Issue Number count up to 20.
 •    Real-time credit card validation and authorization including configurable controls for pending and declined cards.
 •    Display of confirmation number, itinerary, contact, passengers, payment, billing, fare rules, and terms.
 •    Optional link to external pages.
 •    Ability to require the same city pair on moves.
 •    Ability to display fares lower than the original fare in SkySales.
 •    Ability to offer promotional fares where an accompanying companion receives a free fare.
 •    Optional display of flight information for multiple airport cities (MAC) in a specified geographical or metropolitan area.
 •    Ability to allow passengers to move themselves to another flight, within a given timeframe, without a fee or fare change.
 •    Ability to display the product class, if any, for a fare instead of the class of service in booking.
 •    Ability to allow the use of vouchers to pay for fees.
 •    Ability to allow users to search by the lowest fare in the market for a number of days out. (This is a premium service.)
 •    Ability to flag certain flight paths to indicate whether or not they are for general use.
 •    Ability to support the selling of directional fares.
 •    Ability to offer online flight following interface.
 •    Ability to place certain traffic restrictions on various flight routes according to IATA standards.
 •    Ability to have multiple aircraft or sales configurations across legs of a thru flight (Change of Gauge).
• Ability to support the configuration and storage of data related to installment payments.
SkyPartnerTM
 •    Ability for travel agency to register IATA/ARC/ATOL/BSP number and password with airline.
 •    Ability for business to register corporate account number and password with airline for discounts, tracking, and billing.
 •    Ability for unregistered/unrecognized agencies to book flights prior to airline validation.
 •    Ability for travel agency to enter its language and currency preferences upon registration and restrict to single currency as specified in Agency Registration.
 •    Automated e-mail to predefined airline address with agency information for unrecognized agencies or agencies attempting to register for the first time.
 •    Ability for travel agency to update agency information with airline.
 •    Ability to validate/activate a pend ing agency/corporation following the agency's online registration.
 •    Enable travel agency/corporation to update contact information online.
 •    Ability for registered travel agency to maintain multiple individual agent log-in IDs. Information may be used for commission calculation, reporting, and billing.
 •    Travel agency number, phone, and address displayed on PNR.
• Ability to create parent/child relationships for travel agencies.
SkySeats
 •    Airline customizable graphical seat map display using airline's aircraft configuration.
 •    Seat selection from seat map, seat type (window or aisle), or system generated.
 •    Seat assignment restrictions by role, class of service, and customer recognition level.
• Dynamic seating legend to display all seat properties: Restricted, Bulkhead, Emergency Exit, and Extra Lea Room seats.
SkySchedule– Scheduling Application
General Features - SkySchedule
 •    Ability to create and maintain flight schedules using origin and destination (O&D), begin and end dates.
 •    Ability to re-accommodate passengers to other flights.
 •    Ability to view PNR(s) and passengers affected by a schedule change.
 •    Ability to create non-stop flights.
 •    Ability to create direct and/or connecting, multiple leg flights.
 •    Ability to maintain routing mileage table for reporting.
 •    Ability to maintain and compare multiple schedules.
 •    Ability to select the flight schedule to enable.
 •    Ability to change flight time, flight number, status, aircraft type, and cabin configuration.
 •    Ability to maintain aut omated or user-defined schedule change queuing.
 •    Ability to create and modify preliminary schedules off-line prior to activation.
 •    Ability to display detailed inventory and change history.
 •    Ability to configure availability display for real-time flight modifications.
 •    Ability to print flight schedules.
 •    Ability to maintain airline-specific cities or airport codes in the airport table.
 •    Ability to generate schedules in industry-standard formats.
 •    Ability to import and export SSIM files.
 •    Ability to re-accommodate passengers to other flights.
 •    Ability to maintain the check-in status and standby priority of a re-accommodated passenger.
 b sp; Ability to maintain standby priority of a re-accommodated passenger.
 •    Ability to create a preliminary schedule for comparison of active schedule.
 •    Ability to flag certain flight paths and indicate whether they are for general use or not.
 •    Dynamic seating legend to display all seat properties: Restricted, Bulkhead, Emergency Exit, and Extra Leg Room seats.
• Ability to provide negotiated space functionality for third parties.

Exhibit A-16

Hosted Services Agreement

Fare and Inventory Management - SkyFare/SkyManager
 •    Ability to create and maintain fee types, descriptions, amounts, and currencies.
 •    Ability to define applicable currency.
 •    Ability to create and maintain fare rules.
 •    Ability to create and maintain taxes as well as city or route-specific taxes.
 •    Ability to set the PNR default currency based on the origin city.
 •    Ability to apply advance purchase requirement.
 •    Ability to apply a one-way or return (round-trip) flag.
 •    Ability to apply seasonality criteria to fares.
 •    Ability to specify minimum number of passengers required.
 •    Ability to designate global fare for default market fare.
 •     Ability to maintain discrete fare classes (unaffected by standard nesting rules).
 •    Ability to specify day-of-week stay-over requirement.
 •    Ability to specify minimum/maximum stay requirement.
 •    Ability to combine fares.
 •    Ability to display markets by direction in a fare grid.
 •    Ability to specify valid passenger discount types.
 •    Ability to delete fare classes.
 •    Ability to create and modify fares using file import/export.
 •    Ability to view fare modification history.
 •    Ability to create, maintain, and apply global fare changes.
 •    Ability to differentiate between CRS/GDS and internal AU application.
 •     Support for revenue management interface files.
 •    Ability to apply fares based on outbound and/or return flight.
 •    Ability to apply fares with specific travel and sales date restrictions.
 •    Ability to define fare classes and fare access by user role.
 •    Ability to define fare type grouping and access by user role.
 •    Ability to create system-wide default and fare-specific hold settings.
 •    Ability to validate standby fare classes.
 •    Ability to create and maintain SkySpeed and SkySales fare rule files for passenger advice.
 •    Ability to define fare override capability by user role.
 •    Ability to allow refunds.
 •    Ability to enter negative fees.
 •    Ability to maintain inventory control.
 •    Ability to create organization-specific fares.
 •    Ability to implement availability status (AVS) RECAP and/or RESYNC either automatically or manually.
 •    Ability to update AU(s) at a route level.
 •    Ability to run a pending batch of fares manually, on demand.
 •    Ability to use a multi-currency solution for fares.
 •    Ability to support the selling of directional fares.
• Ability to enforced advanced purchase restrictions through the use of sales configurations.
SkyPay Payment Processing and Settlement
General Features – SkyPay
 •    Ability to create and maintain payment types.
 •    Ability to enter unlimited number of payments on an individual PNR.
 •    Ability to allow PNR(s) to be ended with partial payment specific by role.
 •    Ability to allow PNR(s) to be ended with a negative balance.
 •    Ability to authorize credit cards manually; with processor approval.
 •    Ability to restrict refunds by payment type and/or user group.
 •    Ability to reverse a previously entered payment.
 •    Support for the following credit card transaction types: American Express, Diners, Discover, JCS, MasterCard, UATP and VISA.
 •    Settlement handled via the merchant bank or clearing service is determined by customer's geogr aphical region and approval of NAVITAIRE.
 •    Ability to require AVS and CVV for payment verification purposes via SkySales and/or SkySpeed. AVS is not supported in all regions.
• Ability to support the configuration and storage of data related to installment payments.
SkyPort – Airport Check-In System
General Features – SkyPort
 •    Support for pre-assigned seating, use system generated check-in number.
 •    Support for printing boarding passes on a peripheral printer (supported printers may be found under Customer Requirements; Equipment Specifications).
 •    Ability to generate confirmed flight passenger lists.
• Ability to check in one or more passengers booked on the same PNR at the same time.

Exhibit A -17

Hosted Services Agreement

 •    Ability to board one or more passengers booked on the same PNR at the same time.
 •    Ability to display standby passenger list.
 •    Ability to issue boarding passes and bag tags for standby passengers.
 •    Ability to display flight data and remarks.
 •    Ability to print flight manifest.
 •    Ability to open, close, and lock flights.
 •    Ability to create or modify PNR(s) in real-time.
 •    Ability to generate passenger name list.
 •    Ability to associate or disassociate a passenger with a customer (PNL/ADL) credit file.
 •    Ability to generate connection name list.
 •    Ability to generate non-revenue passenger list.
 •    Ability to generate no-show passenger list.
 •    Ability to list flights by flight number.
 •    Ability to display inventory.
 •    Ability to display all passengers for a reservation, make changes to customer information, update and re-display the customer for the reservation without having to re-list all passengers.
 •    Ability to change the priority code of stand-by customers, directly from check-in.
 •    Ability to display d aily station specific note pages for company updates.
 •    Ability to print a passenger receipt/itinerary to a boarding pass printer.
 •    Ability to scan boarding passes to print bag tags.
 •    Ability to apply or change seat assignments.
 •    Ability to assign or remove SSR codes.
 •    Ability to display multiple SSR codes assigned to a passenger.
 •    Ability to assign a voucher to a passenger.
 •    Ability to display unaccompanied minor information.
 •    Ability to input and retrieve Flight Following information.
 •    Ability to re-accommodate passengers for irregular operations (IROP).
 •    Ability to maintain checked and boarded status on international flights during an irregular operation (IROP).
 •    Ability to create ad hoc connections between cities and markets where connections are not routinely created (IROP).
 •    Ability to allow or restrict agents from checking in selected passengers.
 •    Allow or restrict the ability for agents to log into a location other than the defined default location.
 •    Ability to display historical manifests including checked and no-show passenger details.
 •    Ability to report gender count and weight categories for Customer driven weight and balance calculation.
 •    Support for airport add/collects.
 •    Support for cash-out sales by agent.
 •    Support for agent logon security.
 •    Support for multiple aircraft configurations.
 •    Ability to hold or block a seat.
 •    "Get Smart" (GS) general airline policies and procedures reference system.
 •    Online help system.
 •    Automati c generation and printing of bag tags.
 •    Ability to display historical manifests.
 •    Ability to display historical no-shows.
 •    Access to airport user reports, Flight Following, Irregular Operations (IROP), and message generation (internal and Teletype).
 •    Ability to cancel/suspend inventory.
 •    Support for ARINC/MUSE and SITA/CUTE including terminal emulation, boarding pass and bag tag printing (airline certification required).
 •    Ability to generate same day/return trip boarding passes.
 •    Ability to allow or prevent agents from viewing or editing passengers who are on Lock or Warning queues, such as the Watch List queue.
 •    Ability to specify the amount of time allowed to open or close flights after flight depart ure time.
 •    Ability to prompt for AU updates during equipment swap.
 •    Ability to generate outbound BSM messages.
 •    Ability to accept and process MVT messages for flight information updates.
 •    Ability to support the configuration and storage of data related to installment payments.
 •    Ability to display passenger ticket numbers on boarding passes.
 •    Ability to transmit APIS data directly to government authorities, via EDIFACT messaging. (NAVITAIRE APIS solution has been certified by customers with US and Canadian customs authority. APIS requirement from other countries may require additional development and testing.)
 •     Address in country/CBP – APIS enhancements. (NAVITAIRE APIS solution has been certified by customers with US and Canadian cus toms authority. APIS requirement from other countries may require additional development and testing.)
 •    Dynamic seating legend to display all seat properties: Restricted, Bulkhead, Emergency Exit, and Extra Leg Room seats.
• Includes the NAVITAIRE Terminal Emulator, which is required to access SkyPort.
SkyReport - Reporting
General Features - SkyReport
• Ability to run 'on-demand' reports which may be exported in various data formats including CSV (Comma Delimited), XML, and PDF. Microsoft Excel can open and/or import CSV and XML file formats. Limited export support currently exists for CSV and XML file formats.

Exhibit A -18

Hosted Services Agreement

• Ability to display up to 1,000 city pairs on select reports. • Option to request NAVITAIRE report development at an additional charge.
Standard Reports
The following is an alphabetical list and description of the standard reports available as a part of Hosted Reservation Services. ;These reports may be added to, deleted, modified, changed, eliminated or substituted for at the discretion of NAVITAIRE at any time. The reports are viewed online via a browser interface.
 •    Account Charges. Provides information on charges to agency accounts on a specific date or within a specified date range for reservations using the AG (Agency) form of payment.
 •    Active to Holds. Displays fare information, by currency, for reservations that have been deleted from the Active database and moved to the Holds database.
 •    Agency Activity. Displays information about the travel agency transaction activity including charges, payments, adjustments and netted amounts.
 •    Agency List. Displays information about the travel agency, corporate or Air Travel Organizer's License (ATM) accounts that are stored by the airline.
 •    Agency List Summary. Summary view of the Agency List Report.
 •    Agent List. Displays a list of acti ve and/or terminated agents, arranged by User ID, first name, last name, group, location, or department.
 •    Availability Information. Displays flight availability information, including lid, capacity, seats sold and GDS trigger, for selected flights.
 •    Bank Reconciliation. Reconciles bank transactions.
 •    Booking Statistics. Used to determine flown and unflown revenue by booking source.
 •    Bookings by Agent. Displays total bookings created by a system user, by currency, along with booking status (confirmed or held), number of PNRs, and number of passengers/segments including standby segments. Allows the sorting of detail by agent or IATA number, department and location.
 •    Bookings by Agent Detail. Displays detailed information on bookings made by individual booking agents.
  •    Bookings by Agent Detail Restricted. Location-specific Bookings by Agent Detail Restricted report.
 •    Bookings by Agent Restricted. Provides detailed information on bookings made by individual booking agents restricted by the agent's location.
 •    Bookings by Distance. Consolidated into Bookings by Market
 •    Bookings by Fare Class. Consolidated into Bookings by Market.
 •    Bookings by Fare Class with Equipment. Displays passenger/segment booking and fare totals by fare class on a specific date or within a specified date range. It provides a means of reviewing the number of bookings reserved for each available fare class.
 •    Bookings by Market. Displays passenger totals, booking amounts, and average fares for individual markets (origin and destination cities).
 •    Bookings by Origin. Displays segment booking information (total segments and fare amounts by currency) for each originating city.
 •    Bookings by Schedule. Displays bookings for a specified origin/destination (city pair).
 •    Bookings by Source. Displays the number of segments and total fares, by currency, according to booking source: internal bookings, Internet bookings, GDS bookings, and bookings made by travel agencies.
 •    Bookings by Time. Displays booking information in hourly increments. The report breaks out the total number of booked segments and fare amounts for a specific booking date, according to time of day the bookings occurred.
 •    Cancellation after Travel Date. Displays passenger and fare information from cancelled flight segments sorted by date, user ID, and PNR.
 •    Cancelled Inventory with Passengers. Provides the number of passengers who may need to be re-accommodated to another flight due to a cancellation of the original flights.
 •    Car Rental. Displays information on car hire auxiliary services for a specific date, within a specified date range, or for a specified location.
 •    Checked Baggage. Displays baggage information for flights on a specific date, within a specified date range, or for a specified location.
 •    Checked in Passengers by Fare Class. Displays the total number of passengers by fare class who were checked-in (flown) at a specific airport.
 •    City Pair Load Factor. Displays passenger totals, load factor, ASM, Revenue, RPM, yield, RASM, and other data by city pair as well as by individual flights serving each city pair.
 •     Commissions Incurred. Displays commission information for each travel agency/corporation that generates bookings for the airline.
 •    Confirmed Bookings by Date. Displays reservation, passenger, segment, and revenue totals, by currency code; it also provides separate listings for travel agency/corporate reservation, passenger, and segment totals.
 •    Credit File Commissions. Displays commission information on travel agency bookings made on a specified date or within a specified date range.
 •    Credit Shell File. Displays credit shell/file activity and balances on a specific date or within a specified date range.
 •    Credit Shell/File Expired. Lists expired credit files and credit shells for a specified time period.
 •    Current Database Activity. Provides basic status information on the ODS replicator and processes running on the ODS and the data warehouse database.
 •    Customer ID by Flight. Displays the customer IDs associated with passengers booked on a selected flight.
• Daily Agency Charges. Displays the number of charges and activity performed by each agency during a specified day.

Exhibit A 19

Hosted Services Agreement

 •    Days-Out Bookings. Displays information about segment bookings made on a specific date, showing the days in advance of (days out from) the actual travel date these bookings were made.
 •    DOT Non-Stop Market. Designed to meet U.S. Department of Transportation requirements, this report displays non-stop market information, including revenue flights, payload, available seats, revenue passengers, and minutes a flight is airborne.
 •    DOT On-Flight Market. Designed to meet U.S. Department of Transportation requirements, this report displays passenger totals for flown flights within specified markets.
 •    Duplicate Bookings. Displays different PNR(s) for the same flight and date that contain identical passenger names.
 •    Earned/Unearned Revenue. Displays information on earned (flown) revenue, unearned (no-show, unflown) revenue, or both for flights between a designated city pair.
 •    Enplanements/Deplanements. Displays either enplanements or deplanements by airport on a specific date or within a specified date range.
 •    Fare Overrides. Displays fare override information by agent, including original fare amount, amount actually charged (overridden fare), and amount discounted.
 •    Fees and Discounts by Date. Displays fees (for example, seat fees, baggage fees, bike fees, and so on) by the date they were entered into the system.
 •    Fees and Discounts by Location and Agent. Displays fees (for example, seat fees, baggage fees, bike fees, and so on) by location and agent, entered into the system on a specific date or within a specified date range.
 •    Fees and Discounts by Location a nd Fee Type. Displays fees (for example, seat fees, baggage fees, bike fees, and so on) by currency and type, entered into the system on a specific date or within a specified date range. The sort order for data is location, fee type, date, department, and then PNR.
 •    Flight Capacity Lid. Displays information on seat capacity (or lid), availability, and load percentages.
 •    Flight Line. Displays passenger counts for a specific flight or all flights on a specified date.
 •    Flight Load. Displays passenger totals for flights on a specified date, including the number boarding in the departure city, number traveling through, total passengers, and number checked in.
 •    Flight Manifest. Displays passenger information for selected flights.
 •    Flight Schedule. Displays scheduled departure cities and times for flights, as well as the number of stops a particular flight makes and the days of the week it flies.
 •    Flight Specific Load Factor. Displays load factor information for one or more days of the week, for one or all origin or destination cities, or for a specified range of flight numbers.
 •    Gender Count by Fare Class. D isplays passenger information by fare class for a specified flight date and city pair.
 •    Generic Tax History. Displays information on the selected tax payments.
 •    Group Bookings Out of Balance. Displays information on group reservations (10 or more customers on the PNR) that have a credit and/or balance due on a specific date or during a specified date range.
 •    Insurance. Tracks the amount of revenue generated by passengers purchasing this ancillary service.
 •    Inventory Capacity. Displays capacity, lid, net seats sold, and seats sold today for flights between different city pairs.
 •    IROP and Moved Passengers Report. Lists all reservations that have been moved by IROP or modified by the move flights function.
 •    Load Factor Search. Displays abov e or below load factor percentage based on capacity or lid.
 •    Lock List. Displays all passengers on PNR(s) that are on the lock list by flight date and origin location.
 •    Lock List History. Allows the user to view or print all PNR(s) that have been cleared on a selected date.
 •    Look to Book. Displays segment booking information (total segments and fare amounts by currency) for each originating city on a specific date or within a specified date range.
 •    Net Sales. Is typically used for accounting purposes and summarizes net sales figures for a specified date range.
 •    No Shows. Displays the names, PNRs, flight dates, and flight numbers for no-show passengers.
 •    Payment Detail. Displays information about payments made on a specific date or within a specified date.
 •    Payment Receipts. Displays information about all payments made on a specified date.
 •    Payment Receipts Rest ricted. Displays information about all payments made on a specified date. Viewing this report is restricted by the location associated with an agent's role.
 •    Payment Summary. Displays information about payments made on a specific date or within a specified date range.
 •    Payments by Batch Code. Displays information on the batch codes used to make payments on bookings on a specific date or within a specified date range based on a specified location, or all locations.
 •    PNR Activity. Displays transaction activity performed on an individual PNR.
 •    PNR Out of Balance. Displays information on reservations that have a credit and/or balance due.
 •    PNRs on Queue. Displays information about all PNR(s) that are currently awaiting processing in one or more queues.
 •     Promo Codes by Booking Date. Displays information on PNR(s) with promo codes booked on a specific date or within a specified date range.
 •    Promo Codes by City Pair. Displays information on promo codes booked for a specified city pair.
 •    Refunds. Displays refunds made by a specific department(s) on a specific date or within a specified date range.
 •    Report Log. Allows you to print all data associated with a name on the watch list.
 •    Revenue by Fare Class. This leg-based report displays earned revenue by fare class on a specific date or within a specified date range.
 •    Revenue by Flight. Displays revenue by average seat mile/kilometer for individual flights.
 •    Revenue by Market. Displays passenger totals, booking amounts, and average fares for individual markets (origin and destination cities).
 •    Sales Exceptions. Provides a list of the PNRs that have segment and payment amounts not in balance.
 •    Seat Assignments by Agent. Designed to provide the total number of seat assignments made by specific agents.
 •    Seats Sold by Cabin. Displays the number of seats sold, and fare amounts, by cabin for a specified date range.
• Seats Sold by Fare Class. Displays the number of seats sold in each fare class by flight date and flight number within a specified date range.

Exhibit A - 20

Hosted Services Agreement

 •    Segment Activity by City Pair. Displays information, broken down by city pair, on confirmed and/or unconfirmed booking amounts and passenger totals.
 •    Segment Activity by Fright Date. It displays information on segment activity by flight date, flight number, and (optionally) booking agent for a specific date or date range.
 •    Segment Activity Detail. Displays information on segment activity for a specific date or date range.
 •    Segments by Agent. Displays initial bookings, additions to bookings, and cancellations made by an individual agent.
 •    Selectee Report. Provides information on customers identified as needing additional security screening for a specified flight and/or date.
 •    SSR Flight Information. Lists passengers wit h SSRs on a flight by flight basis and the SSR counts by flight. You can search by flight date, airport city, airline code, flight type, and SSR type.
 •    SSRs by Agent. Lists and subtotals the SSR code assignments by the assigned Agent ID. Includes the ability to limit data to a departure airport.
 •    Travel Agency Aging. Displays information on agency debits and credits by age of past due amount (less than 30 days, 30-59 days, 60-89 days, and 90+ days).
 •    Travel Agency Payments. Displays information on payments made to an individual travel agency or all travel agencies.
 •    US Security Fees Report. Used by accounting to provide information required by the TSA. Provides a summary of the net activity for a date range. It includes the Security Service Fees collected, refunded, and remitted.
 •    Unapproved Payments. Displays all payments, by payment dates, that are currently pending or have been declined.
 •    Voucher Status. Displays status information on vouchers associated with a particular voucher code or all voucher codes.
• Watch List. Allows you to print all data for a single Watch ID, a range of Watch IDs, or all Watch IDs.
Flight Information Control and Display (FLIFO)
General Features - Flight Information Control and Display (FLIFO)
• Ability to input and update flight departure and arrival information. • Ability to accept and transmit industry MVT messages.
Agency Billing and Commissions
General Features - Agency Billing and Commissions
 •    Ability to create, maintain and retrieve travel agency commissions, charges and payments data.
 •    Ability to generate XML data files to be used for travel agency statement creation.
 •    Ability to set up to four different commission rates based on distribution channel for each agency.
 •    Ability to set an additional commission rate for international travel.
 •    Ability to create an invoice line of credit for travel agencies and corporations.
 •    Ability to schedule XML extracts containing agency billing and commission data.
 •    Ability to calculate commissions at statement date and enter agency adjustments.
 •    Ability to recall commissions from cancelled segments.
 •    Ab ility to maintain travel agency transaction hold records after statements are generated.
 •    Ability to include the journey details in the ABC (Agency Billing and Commission) Extract.
 •    Ability to set travel agency commission rates with 3 digits (e.g. 9.545%).
• Support for parent/child relationships between travel agencies which allows for designations of organizational hierarchy, role configuration for change/cancel, and display included in this hierarchy and parent agency control of credit account, commissions, billing cycle, and fare rules are organization settings.
SkyManager - Configuration and Management Utility
General Features - SkyManager
 •    Graphical tool provides single point for management of system settings, airline, and user configurations.
 •    Ability to create and maintain passenger-discount-type codes by currency, discount percentage or amount, applicable fare class(es), and applicable taxes.
 •    Ability to define user security roles and login requirements.
 •    Define vouchers to include credit type, expiration, maximum passengers, class of service, travel dates, and market restrictions.
 •    Ability to allow and restrict advanced seat assignments by role.
 •    Ability to maintain individual airline country codes.
 •    Ability to maintain individual airline currency codes.
 •    Ability to enable/disable usage of the customer database in the bo oking engine.
 •    Ability to define the usage requirements of the customer database.
 •    Ability to create and maintain daily and real-time company notes.
 •    Ability to allow or restrict overbooking.
 •    Ability to move a passenger to an alternate flight (up to 999 days) while retaining the original confirmed fare and taxes.
 •    Ability to utilize IATA and/or airline-specific SSR codes.
 •    Ability to create and maintain taxes.
 •    Ability to create and maintain travel fees.
 •    Ability to specify SSR inventory by aircraft type.
 •    Ability to assign multiple aircraft for thru flights.
• Ability to use availability status (AVS) tables to set Aus for CR S providers and SkySpeed independently.

Exhibit A - 21

Hosted Services Agreement

 •    Ability to maintain delay code table.
 •    Ability to create and maintain passenger discount types.
 •    Ability to apply industry standard and/or airline specific passenger titles and gender
 •    Ability to create and maintain promotional discount codes.
 •    Ability to create and maintain queues.
 •    Ability to apply payment fees in any of the sales applications and to configure as a fixed amount or a percentage. Fees can also be configured to be charged per flight segment, per passenger, or per itinerary.
 •    Ability to synchronize inventory between multiple systems.
 •    Ability to set restriction levels on individual queue categories.
 •    Ability to set fee amounts based on the channel through which a booking is made or edited.
 •    Ability to prompt with a warning when making tax or fee rate changes.
 •    Ability to apply or exempt penalty fees upon reservation changes or cancellations based on the following values: Organization, Person, or Fare Class.
 •    Ability to allow stations to be exempt from certain taxes and fees; for example, rural airports where a PFC is not charged.
 •    Ability to set variable credit expiration criteria for credit types.
 •    Ability to add variable taxes for fees.
 •    Ability to add payment validation and authorization restrictions.
 •     Ability to allow Web Services to be managed by the system master using roles and permissions. This functionality allows the enabling and disabling of Web Service methods (functions) with granularity to the method level.
 •    Ability to offer promotional fares where an accompanying companion receives a free fare.
 •    Ability to allow users to search by the lowest fare in the market for a number of days out. (This is a premium service.)
 •    Ability to allow booking of promo codes based on agent's role or organization.
 •    Ability to define a declined payment hold period for each booking channel.
 •    Ability to allow or restrict by role the penalty fees that an agent can manually apply.
 •    Option to password protect queues to limit access to certain users within a certain role.
 •    Ability to allow agents to view expired fares within a specified date range using a fare quote option.
 •    Ability to direct any refund amount from the fare, fare taxes, and travel fees to a spoilage fee so it is not refunded to the passenger.
 •    Ability to transfer files between the hosting server and a local drive (FTP capabilities).
 •    Ability to allow some roles to change aircraft lid/capacity and cabin lids, but NOT lids or nest lids. This is to facilitate Flight Centers conducting Equipmen t Swaps.
• Ability to support currency conversion rate imports.
Message Interface (Type B/Teletype)
 •    Ability to support the following Type B/Teletype messages:
       - Baggage Service Messages (BSM).
       - Operation System Messages, PXA, PXB, MVT.
- Accept and reply to AIRIMP industry standard booking messages.
Security
General Features - Security
 •    Ability to conceal or display the credit card number used as payment on a PNR.
 •    Ability to create and maintain a table of restricted credit cards.
 •    Ability to enable or disable the security watch list.
 •    Ability to define and maintain government or airline watch list for reservation/passenger matching, queuing, and check-in lock.
 •    Option to require a unique customer ID for each passenger booked in a reservation.
• Ability to automate updates to the U.S. Securities Watch List through a scheduled job.
Internet Based Customer Support Tool
General Features - Internet Based Customer Support Tool
 •    Integrated system monitoring ''Site Scope".
 •    NAVITAIRE has an established review process for managing online Incident Problem Requests (IPR(s)) that provides customers with the following:
       - Ability to submit online service requests 7 days per week/24 hours per day.
       - Ability to review status, research notes, assigned priority, etc., of an online incident problem and request at any time.
       - Ability to search for specific requests and print them onto a report.
       - Ability to enter update information regarding existing incident problem and request online at any time.
- Ability to attach up to 5 files to an incident problem and request.

Exhibit A - 22

Hosted Services Agreement

New Skies - Hosted Reservation Services Add-On Functionality
CRS/GDS/ARS Type B/Teletype or type A/EDIFACT Connectivity
General Features – CRS/GDS/ARS Type B/Teletype Connectivity
 •     Product support for IATA/AIRIMP standard free-sale distribution using Teletype (Type B) formatting with host carrier receiving inbound sales from CRS/GDS/ARS, or host carrier making outbound sales from Call Center or Website on targeted ARS interline partners.
 •     Product support for IATA/AIRIMP Type B/Teletype message processing. The product has been certified with the following third party CRS/GDS/ARS providers: Abacus; Amadeus; Apollo, Axess; Galileo; Sabre; Sirena; and Worldspan, all of which support the IATA AIRIMP Type B/Teletype message format.
 •     Ability to use host-to-host direct connectivity to exchange messages with Amadeus, Apollo, Galileo, SABRE and Worldspan.
 •     Ability to guarantee inbound reservation sales with automated credit card approval/settlement through the SkyPay system.
 •     Ability to confirm inbound CRS/GDS/ARS bookings with ticket number form of payment notification.
 •     Ability to auto-cancel or hold bookings when payment is not received inbound in the established timefrarne, and to send notification to the CRS/GDS/travel agency.
 •     Ability to notify CRS/GDS/travel agency of Automatic Schedule Changes (ASC).
 •     Ability to capture and validate IATA/ARC Terminal IDs, non-registered agency, or third party account in Organizations.
 •     Ability to support Automated Inventory (AVS) LC, LA, and LR messages to and from CRS/GDS/ARS customers.
 •     Ability to process and reply to initial booking requests, change and cancel requests, and other update requests including DVD (divide number in party) and CHNT (change name) messages.
 •     Ability to calculate price and reply to CRS/GDS/ARS travel agency/airline with the 'amount due" for the external booking request.
 •     Ability to view inbound Teletype communications with the CRS/GDS/ARS travel agencies within the PNR history.
 •     Ability to view and process rejected Teletype messages.
 •     Ability to maintain travel agency and third party Organization accounts.
 •     Ability to set last seat availability or inventory open/close trigger levels for CRS/GDS/ARS bookings.
 •     Ability to configure CRS/GDS/ARS booking configurations to allow or disallow: hold time, promotion codes, and agency payment automatic confirmation.
 •     Ability to specify which classes of service may be sold by the CRS/GDS/ARS.
 •     Ability to auto-debit agency credit account for PNR booked or use agency credit when an appropriate SSR or OSI message is received.
 •     Ability to automatically create credits for cancellation requests via booking configuration.
 •     Ability to support a set of lATA/ARIMP Special Service Requests (SSR/OSI) including seat requests.
• Ability to settle via Agency, Billing and Commission module functionality (optional).
Note:  Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity (typically full availability participation) and for travel agency settlement.

General Features – CRS/GDS/ARS Type A/EDIFACT Connectivity
Type A/EDIFACT connectivity includes all of the features listed in Type B/Teletype Connectivity for CRS/GDS as listed above, in addition to the following:
 •     Ability to support interactive selling via EDIFACT ITAREQ/RES messages.
 •     Ability to support PNR wrap-up via EDIFACT HWPREQ/RES messages.
• Ability to support session clear or terminate via EDIFACT CLTREQ/RES messages.
Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity (typically higher GDS participation levels) and for travel agency settlement and/or other airline settlement.

Instant PayTM (requires Type B/Teletype or Type A/EDIFACT CRS/GDS/ARS connectivity, as applicable, with partner(s))
 •     Ability to accept and process passenger or agency credit card for booking confirmation.
 •     Ability to auto-debit travel agency credit account for booking confirmation or debit agency credit when applicable SSR message is received.
• Payment amount notification returned to travel agent via participating CRS/GDS.
Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.
Code-Share Distribution
General Features - Code-Share Distribution
 •     Product support for IATA/AIRIMP standard code-share free-sale distribution using Option 2 or Option 4 Type B/Teletype formatting with host carrier as operating carrier for up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] marketing partner carriers.
 •     Ability to support code-share flight schedules.
 •     Ability to support Option 2 or Option 4 bookings requests.
 •     Ability to support automated inventory (AVS) messages to code-share partner.
• Ability to support automated schedule change messages (ASC).

Exhibit A - 23

Hosted Services Agreement

 •     Ability to support receipt, storage of 1ATA SSR ticket number notifications (TKNA, E, M) per passenger.
 •     Ability to control pricing and fares for code-share segments.
 •     Ability to support fare class mapping with partner.
 •     Ability to support partner account payments, with ad-hoc or default IATA/agency accounts.
 •     Ability to support dual record locator and TRL messages.
 •     Form of payment using payment methods used for other booking channels as enabled via the reservation system configuration utility.
 •     Unique code-share indicator on reservation PNR displays.
 •     Ability to send automated PNL and/or ADL messages.
 •     Ability to support interline through check-in of baggage.
 •     Ability to support optional booking record content of OA (other airline) passive/information segments.
 •     Ability to add OA passive/informational segments during the check in process to facilitate through baggage check in.
 •     Ability to generate outbound baggage sortation messages (BSM).
 •     Ability to view inbound teletype communications from code-share partners within the PNR history.
 •     Ability to process and reply to initial booking requests, change and cancel requests, and other updates including DVD (divide number in party) and CHNT (change name) messages.
 •     Ability to view and process rejected teletype messages.
 •     Ability to configure code-share booking configurations to allow or disallow: hold time, promotion codes, and agency payment automatic confirmation.
 •     Ability to specify which classes of service may be sold by the code-share partner.
 •     Ability to support a set of IATA/AIRIMP special service requests (SSR/OSI) including seat requests, ticket  number advisories, passenger service information such as wheelchairs, pets, and more.
 •     Settlement via Agency, Billing, and Commissions module functionality.
• Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity (typically full availability participation) and for code-share settlement.
Block Space Code Share (non-automated booking inventory)
General Features - Block Space Code-Share
 •    Product support for block space code-share distribution, host carrier as operating or marketing carrier
 •    Ability to sell code-share inventory from availability displays
Note: Contact NAVITAIRE for additional functionality available for related support processes and configuration available for non-automated booking inventory process for block space arrangements.
E-Ticketing Connectivity
General Features - E-Ticketing Connectivity
 •    Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by and validated on another airline that is not hosted in the NAVITAIRE system.
 •    Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on another airline.
 •    Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on Customer's document numbers.
 •    Ability to store E-Ticket numbers in the NAVITAIRE system at the passenger and segment level.
Note: Customer is responsible for negotiating and maintaining the appropriate agreements for this connectivity. Note however, that New Skies remains a ticketless solution and Customer cannot generate E-Tickets for its own flights
Booking History Files
General Features - Booking History Files
 •     Ability to capture and store booking activity files from the Hosted Reservation Services to be used as input for a Revenue Management System.
 •     Customer is responsible for formatting the booking history files to be compatible with a third party Revenue Management System. NAVITAIRE will not modify the standard booking history file format.
 •     Upon receipt of a fully executed mutual Non-Disclosure Agreement, NAVITAIRE will provide the layout of the booking history file to Customer's third party Revenue Management System services provider upon request.
Note: If Customer is not currently using a Revenue Management System, NAVITAIRE will store the booking history files until such time Customer determine they wish to use a Revenue Management System. Customer is responsible for all costs associated with support and any approved development, per Section 1.3 and Section 1.4 of Exhibit H.
API Suites
General Features - Booking API Suite
 •     Ability to obtain inventory and fare availability for flights in a market.
 •     Ability to obtain inventory and fare availability for a whole itinerary.
 •     Ability to price an itinerary including all fares, taxes, and fees.
• Ability to display fare rule content.

Exhibit A - 24

Hosted Services Agreement

 •     Ability to create or cancel bookings for specified flights.
 •     Ability to obtain SSR availability for specified flights.
 •     Ability to book or cancel specified SSR(s).
 •     Ability to retrieve a booking by record locator.
 •     Ability to display seat maps for specified flights.
 •     Ability to assign or unassign seats on specified flights for one or more passengers.
 •     Ability to accept schedule changes made to segments in a booking.
 •     Ability to retrieve bookings by specified search criteria including 3rd party record locators.
 •     Ability to display booking history and payment information.
 •     Ability to retrieve stored b aggage information by record locator.
• Ability to allow users to search by the lowest fare in the market for a number of days out. (This is a premium service.)
General Features - Check-In API Suite
 •     Ability to interact with 3rd party vendors including kiosk check-in service providers.
 •     Ability to retrieve passenger and flight information by credit card, passenger record locator, flight and passenger name, or customer number.
 •     Ability to display airline generated seat maps.
 •     Ability to request or change seat assignments for specified passengers.
 •     Ability to confirm the check-in status for specified passengers and generate boarding passes.
 •     Ability to generate baggage tags for specified passengers.
 •     Ability to reprint boarding passes for checked-in passengers.
• Security control for check-in of selected passengers.
General Features - Voucher API Suite
• Ability for a third party vendor to create, void. and reinstate vouchers.
Hosted Web Check-In
General Features - Hosted Web Check-In
 •     Ability to retrieve passenger and flight information by credit card number, passenger record locator, flight and passenger name, or customer number.
 •     Ability to display airline generated seat maps.
 •     Ability to request or change seat assignments for specified passengers.
• Ability to confirm the check-in status for specified passengers and generate boarding passes.
3-D Secure Programs
General Features - 3-D Secure Programs
• Ability to support Verified by Visa and MasterCard Secure Code (3-D Secure Programs), which are optional programs, available at additional cost, for Customer to participate in with their acquiring banks and/or payment service provider. Functionality is fully dependent upon the acquiring bank and/or payment service provider.
Travel Commerce Services
General Features - Travel Commerce Services
 •     Ability to search for and book ancillary components in SkySales as part of the flight booking process and store the component within the Super PNR.
 •     Ability to search for and book ancillary components in SkySales without flights and store the component(s) within the Super PNR.
 •     Ability to cancel an ancillary component booking from SkySpeed.
 •     Ability to locally host inventory for certain component types.
 •     Ability to configure product availability by supplier and location.
 •     Ability to include ancillary components in the traveler's itinerary email notification.
 •     Ability to configure markups within a component's pricing for locally hosted components.
 •     Ability to store s upplier confirmation numbers within the Super PNR component record.
 •     Ability to add a markup by supplier.
• Ability to specify cancellation fees by supplier.
Supplier Connectivity
 •     Support for direct interfaces to Content Providers via XML API connections. List of available connections is subject to change and will evolve with each product release.
• Additional connections can be requested through the enhancement process or via a NAVITAIRE work order.
Standard Reports (Travel Commerce specific)
The following is a list of the standard reports available related to Travel Commerce functionality. These reports may be added to, deleted, modified, changed, eliminated, or substituted for at the discretion of NAVITAIRE at any time. The reports are viewed online via a browser interface.

Exhibit A - 25

Hosted Services Agreement

 •    Ancillary Services Summary – Displays summary of transaction counts and revenue by content provider and date range.
• Ancillary Services Detail by Component – Displays transaction level detail for ancillary components.
Data Store Products
General Features - Data Store
 •    The Data Store (DS) offers customers read only access to the Historical Operational Data Store (HODS) and Data Warehouse (DW) data for custom reporting needs.
 •    Customers cannot create custom objects in or modify the HODS or DW data.
 •    Standard New Skies reports continue to run against the HODS.
 •    NAVITAIRE provides the following services for the Data Store:
•    Delivery of data committed to the New Skies database via replication articles, typically within thirty [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
•    Transactional Data Integrity where the data committed to the New Skies database are replicated to the DS.
 •    Documentation includes the data model, training curriculum, and explanations of the Data Store architecture, replication, and support processes.
Note: Due to the detailed transactional nature of the data store database, this product supports custom reports but is not suited for large, time consuming queries (e.g., table scans to summarize large time frames of detailed data) or data Extraction, Transformation, and Loading (ETL) purposes. If replication to the HODS is delayed due to demanding user queries, NAVITAIRE reserves the right to abort such queries. Operational issues with the Data Store that result from NAVITAIRE's hosting environment or staff will be addressed and corrected by NAVITAIRE. Identification and/or correction of issues resulting from Customer's use of the Data Store are billable on a time and materials basis. Questions, consulting requests, or other training and informational needs related to the Data Store will be obtained by following the standard Work Order process and contracting with Navitaire Professional Services (NPS). These services are not provided as part of this Agreement.

General Features - Data Store Workbench
 •    The Data Store Workbench (DSW) offers customers read only access to the Historical Operational Data Store (HODS) and Data Warehouse (DW) data, as well as read/write access to the Data Store Workbench (DSW) database, for custom  reporting, extraction, transformation, and loading.
 •    Customers can create and store custom objects in the DSW database, located on the same physical server as the HODS and DW, but cannot create custom objects in or modify the HODS or DW data.
 •    The DSW database size is capped at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
 •    Database user privileges are limited to DDL_ADMIN.
 •    NAVITAIRE IT staff provides basic database administration services for the DSW database which include standard data backup and recovery support.
 •    Job scheduling is not permitted on the DSW database server. If implemented, customers will host scheduling services on their servers at their location (e.g., SQL Server Integration Services packages).
 •    Standard New Skies reports continue to run against the HODS.
 •    NAVITAIRE provides the following services for the Data Store Workbench:
•    Delivery of data committed to the New Skies database via replication articles, typically within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
•    Transactional Data Integrity where the data committed to the New Skies database are replicated to the DS.
 •    Documentation includes the data model, training curriculum, and explanations of the data store architecture, replication,  and support processes.
Note: This product is designed for light custom reporting and moving reservations data to another database, data warehouse, or other system outside of the New Skies environment for processing. Due to the detailed transactional nature of the data store database, this product does not support heavy data processing tasks. If replication to the HODS is delayed due to demanding user queries, NAVITAIRE reserves the right to abort such queries. Operational issues with the Data Store Workbench that result from NAVITAIRE hosting environment or staff will be addressed and corrected by NAVITAIRE. Identification and/or correction of issues resulting from Customer's use of the Data Store Workbench are billable on a time and materials basis. Questions, consulting requests, or other training and informational needs related to the Data Store Workbench will be obtained by following the standard Work Order process and contracting with Navitaire Professional Services (NPS). These services are not provided as part of this Agre ement.

General Features - Enhanced Data Store
 •    The Enhanced Data Store (EDS) offers customers the same features as the Data Store Workbench (DSW) and provides greater reporting flexibility to separate critical standard reporting from heavy, ad-hoc reporting. The Enhanced Data Store (EDS) provides an additional copy of the Historical Operational Data Store (HODS) and is designed to support special reporting and ETL, read-only needs.
 •    Customers can create and store custom objects in the DSW database, located on the same physical server as the HODS and DW, but cannot create customer objects in or modify the EDS data.
 •    The primary distinction between the EDS and DSW products is that the EDS is designed to provide significantly more  processing power by offloading the ETL, custom reporting, and custom queries to dedicated hardware.
 •    Standard New Skies reports continue to run against the HODS.
 •    NAVITAIRE provides the following services for the Enhanced Data Store:
•    Delivery of data committed to the New Skies database via replication articles, typically within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
•    Transactional Data Integrity where the data committed to the New Skies database are replicated to both the DS and EDS.
 •    Documentation includes the data model, training curriculum, and explanations of the data store architecture, replication, and support processes.
Note: If replication to the HODS is delayed due to demanding user queries, NAVITAIRE reserves the right to abort such queries.

Exhibit A - 26

Hosted Services Agreement

• Operational issues with the Enhanced Data Store that result from NAVITAIRE'S hosting environment or staff will be addressed and corrected by NAVITAIRE's. Identification and/or correction of issues resulting from Customer's use of the Enhanced Data Store are billable on a time and materials basis. Questions, consulting requests, or other training and informational needs related to the Enhanced Data Store will be obtained by following the standard Work Order process and contracting with Navitaire Professional Services (NPS). These services are not provided as part of this Agreement.
Additional Data Storage
General Features - Additional Data Storage
•     Provides additional on-line data storage for the Hosted Reservation Services, beyond that provided below:
•     Standard production (read/write) data storage contains [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of historical/past-dated reservation data and all future bookings. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the last flown segment the reservation data is moved to the archive.
•     Standard archive (read only) data storage contains [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of historical/past-dated reservation data, excluding SkyPort data, for a total of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] data retention.
Note: To meet Brazilian requirements for no-show passengers, if one or more passengers on the PNR no-showed, the PNR will not be considered historical until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the flight date. If selected in Section 2 of Exhibit A, additional storage fees as outlined in Exhibit H, will apply.
Ticket-Services and Sales Data Interchange (TCN File)
General Features - Ticket Services and Sales Data Interchange (TCN File)
 •     Provides a user interface to update ticket ranges in use including MCOs, MPDs and Refunds.
 •     Assigns a document number to each booking.
 •     Converts all ticketless booking data into ticketed type records.
 •     Daily file of sales, exchanges, refunds, lifts and no-shows.
• File format conforms to NAVITAIRE TCN specification. Note: Customer must obtain a range of ticket numbers which can be used in this New Skies module specifically for reporting New Skies data to a 3rd party passenger revenue accounting system.
Low Fare Finder
General Features - Low Fare Finder
 •    Ability to search for the lowest fares within a specified time frame (up to a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period on either side of a target date and in a user-specific market).
 •     Search results display the lowest fares in a calendar format within the specific time frame.
 •     Ability to allow passenger to view promotional fares without forcing passenger to conduct a search.
• Ability to allow passenger to view all available flights over a range of dates, rather than limiting search to a single departure date and arrival date.
Limitations and Exclusions
 •    Service Level targets and/or penalty/rebate calculations do not apply for this product or for any Service Level issues caused by this product.
• Tests have been performed on the functionality to confirm basic operating requirements, but in the event that the Low Fare Finder functionality is determined to have impact on other functions, NAVITAIRE reserves the right to temporarily disable functionality
Disaster Recovery Services
General Features - Disaster Recovery Services
Disaster Recovery Services will be provided at a backup location in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the Hosted Reservation Services Base Functionality. NAVITAIRE reserves the right to relocate the DR site, based upon [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advance written notice to Customer.
 •    Data Synchronization – While the primary data center is in operation, data will be synchronized between the primary data center and the DR site on thirty [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] intervals. This will be accomplished by a snap mirror process that pushes data from the primary data center to the DR site (one way).
 •    Failover Event – The DR site will be used for Hosted Reservation Services: (a) only in the event of Force Majeure (as defined in Section 15 of the Agreement) resulting in a catastrophic failure in the primary data center; and (b) upon approval from NAVITAIRE and Customer Executive sponsors. To the extent possible, this authorization will be provided in a written form including e-mail or fax. The DR site is expected to be operational within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following receipt of such approvals and will house a copy of all reservations data contained in the primary Hosted Services System within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] immediately prior to the occurrence of the Force Majeure event. Reporting services are expected to be avai lable within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following a fail over event.
 •    Messaging Services - In the case of a failover to DR, direct links (e.g., Type A, API) for distribution and operational messaging will be unavailable. Type B functionality will only be available via a third party link (e.g., SITA/ARINC), for which Customer may incur additional message fees. Any Customer-specific connections for functions including, but not limited to, GDS, interline, code-share, IATCI, and E-ticketing will be available only if Customer has set up links to the DR site and has informed NAVITAIRE as to the specifics of those links.
• DR Site Capacity – The DR site will provide capacity to support [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Customer's Annual [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Commitments transaction activity, as described in Section 1.1.1, sub paragraph (a), of Exhibit H, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Exhibit A - 27

Hosted Services Agreement

 •    Commitments. Once a failover to the DR site is executed, Customer shall conduct its operations as to minimize capacity stress on the Hosted Services and the Hosted Services System. Customer will avoid special inventory sates and other high volume activities while hosted on the DR site.
 •    Increased DR Site Capacity – If the Force Majeure event necessitates a data center replacement for the primary data center, NAVITAIRE will use commercially reasonable efforts to provide the Hosted Services from the DR site consistent with those at the primary data center immediately prior to the occurrence of such Force Majeure event within a reasonable timeline, dependent on the nature of the Force Majeure event.
 •    System Availability Targets – In the event of failover to the DR site, System Availability Targets will be suspended until ser vice is restored to the primary data center. It the Force Majeure event necessitates replacement of the primary data center, System Availability Targets will resume [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the date when the replacement data center is certified to be fully operational by NAVITAIRE and Customer.
 •    DR Site Connectivity – Data circuits to the DR site are the responsibility of Customer and may be in the form of Standby, VPN, or dedicated circuits. NAVITAIRE will provide the circuit between the primary data center and the DR site to perform data synchronization.
 •    Testing of DR Site – NAVITAIRE and Customer will schedule and conduct an operational test of the DR site annually. Scope of testing is limited to network connectivity to, and data integrity of, the DR site. Testing of the DR site does not include an actual failover to the DR site.
 •    Network Connectivity - Testing will include a "ping test" of all applicable network connections from the DR site to confirm that routing does not rely on the primary data center.
 •    Data Integrity - Testing will also include a data validation check via direct login to Customer's database housed at the DR site. Scope of testing will include row-count compares and sample PNR reviews between data located at the primary data center and the DR site.
Note: If selected in Section 2 of Exhibit A, NAVITAIRE and Customer will use commercially reasonable efforts to deploy and implement Disaster Recovery Services, within approximately ninety (90) days of go live, at a site geographically independent from the data center used by NAVITAIRE to host Customer's primary services.
Limitations and Exclusions
• Disaster Recovery Services are intended to support mission critical functions such as call center and internet bookings, payments, and airport check-in operations, and are not intended to support all Customer business functions.
Hosted Custom Application Messaging Services
General Features – Hosted Custom Application Messaging Services
 •    Purchase and install [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] servers for hosting the Custom Application Messaging Services.
 •    Provide redundancy within the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] data center. It is anticipated one server can manage normal volume in the advent of a hardware failure.
 •    Data Center hosting for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] including: (i) rack space; (ii) power; (iii) server level monitoring (CPU, memory, disk space); and (iv) IIS port monitoring.
 •    Server back-up with offsite tape storage. Back-ups will be retained for three (3) months.
 •    Infrastructure capacity planning. Reports will be provided to Customer on an as needed basis regarding needed alterations to: (i) network; (ii) server; and (iii) disk utilization.
 •    Application Management. Customer has purchased Custom Applications from NAVITAIRE Professional Services. These applications are separate from NAVITAIRE core products and are managed separately.
 •    ETL and PFS-lite Messages
 •    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] format daily Frequent Flyer Messages
 •    Block Space Code-Share Daily ODS Extract, per Partner Airline
 •    FTL format for daily Frequent Flyer Messages
 •    Changes to or work required to fully implement the Custom Applications provided by NAVITAIRE Professional Services will be performed through the Work Order process, which will include Service and Implementation Fees for installation of the application on the above noted infrastructure. Customer responsibility includes ensuring that the application is compatible with all future versions of the New Skies software through Customer standard User  Acceptance Testing processes.
 •    Maintenance and Support of the Custom Applications beyond any warranty period stated in the Work Order is subject to the tiered Support rates listed in Exhibit H, Section 1.3.
Note: Growth over the existing infrastructure Is subject to new pricing. NAVITAIRE will notify Customer when use of existing infrastructure exceeds [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Customer will notify NAVITAIRE of application errors using the standard process defined in Section 8.3.2 (System Error Reporting) hereof.
Exclusions
• Access to transaction logs, history and data. • Disaster Recovery services beyond offsite tape storage. Offsite disaster recovery can be quoted upon request.

Exhibit A - 28

Hosted Services Agreement

Open Skies Data Archiving
General Features - Open Skies Data Archiving
 •    Flight Speed access, for up to a maximum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] users.
 •    Report access, via the menu system, for up to a maximum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] users.
 •    Historical booking data stored on the HP3000/Open Skies platform will be purged once it is older than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], based upon the last flight date, from the Effective Date of this Amendment.
 •    Historical booking data to be purged will be archived to a backup tape. The backup tape will be generated using a standard HP3000 backup utility, which stores the data in HP3000 native format. More advanced data archiving solutions could be presented separately, upon Customer request, and would be provided at NAVITAIRE's sole discretion on a time and materials basis.
Note: To meet Brazilian requirements for no-show passengers, if one or more passengers on the PNR no-showed, the PNR will not be considered historical until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the flight date. NAVITAIRE may relocate the Open Skies data archiving environment to different HP3000 equipment, at their sole discretion, based upon [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advanced notice to Customer.
Exclusions
 •    All access to the Open Skies system is excluded from SLA measurement and associated rebates.
 •    All other products and features previously available on Open Skies will be disabled and no longer available for use by Customer. Examples include, but are not limited to, airport check-in, schedule and fare management, control edit, booking processing, and third party interfaces.
• If Customer requires features previously available via control edit, such as password updates, they can be performed by NAVITAIRE personnel through the standard IPR process, at a time and materials basis as provided for in Exhibit H.
VPN Connectivity
General Features - VPN Connectivity
 •    Customer will connect to NAVITAIRE's production facility and disaster recovery facility via VPN.
 •    Customer is responsible for its connection to the internet.
• NAVITAIRE is responsible for its connection to the Internet

7 Customer Hardware, Software, Connectivity and Network Requirements

7.1 Upgrades. Customer is required to maintain the latest version of supported NAVITAIRE and related third party software as directed by the NAVITAIRE Support Center. Upon receipt of upgraded software, newer versions of software, or notification of third party software updates, Customer must update their third party software versions within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Failure to complete the advised upgrades may result, at NAVITAIRE's option, in the suspension of Included Support as described in this Exhibit A, Section 5.

7.2 Equipment Specifications. These equipment specifications outline the required, supported hardware and software necessary for the proper function and efficient operation of the Hosted Reservation Services and applicable products. Unless otherwise specified in this Agreement, the equipment and software listed below are the responsibility of Customer. This list may not be all-inclusive, depending on the technical requirements of Customer.

All specifications are subject to change. Customer will be provided with not less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] notice of incremental hardware upgrade requirements.

Call Center PC/Workstation (for SkySpeed)
 •    Processor: Intel Pentium class processor (any speed greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]). This includes Pentium 4 and M class machines.
 •    Disk space: Minimum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of hard disk space for operating system and NAVITAIRE software.
 •    Operating system: Microsoft Windows 2000 and Windows XP operating systems.
 •    Monitor: 15" color SVGA monitor (minimum of 1024x768 resolution). Non-interlaced monitors recommended.
 •    Memory: Minimum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of RAM.
 •    Network interface card: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Network Interface Card (TCP/IP protocol).
• Mouse: PS/2 Mouse or other Microsoft Compatible Pointing Device.

Exhibit A - 29

Hosted Services Agreement

Airport Check-in PC/Workstation or Terminal
A Wyse model 52 terminal or a PC Workstation with a configuration as follows:
•    Processor: Intel Pentium class processor (any speed greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]). This includes Pentium II and Pentium III class.
•    Disk space: Minimum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of hard disk space for operating system and NAVITAIRE software.
•    Operating system: Airport Check-In software runs with the terminal emulation software listed below and Microsoft Windows 2000.
•    Monitor: 15" color SVGA monitor (minimum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] resolution). Non-interlaced monitors recommended.
•    Memory: Minimum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of RAM.
•    Network interface card: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Network Interface Card (TCP/IP protocol).
•    Mouse: Mouse or other Microsoft Compa tible Pointing Device.
•    Terminal emulation software: NAVITAIRE Terminal Emulator per client workstation.
• Serial ports: Minimum of two required.
Airport Peripheral Equipment
Bag Tag Printers
•    IER514 or IER506 TCP/IP bag tag printers. The manufacturer of the printer may supply additional bag tag stock information and specification.
•    Vidtronix TCP/IP bag tag printers. This is a new solution and will require custom coding for implementation at the hourly rates described in Exhibit H.
• ARINC/SITA Common Use Environments.
Boarding Pass Printers
• Epson TMT-88 or TMT-90 thermal receipt printers. Specifications for thermal roll stock are available from the printer manufacturer. • ARINC/SITA Common Use Environments.
Sky Reports
The supported browser for Sky Reports 2.0 and higher is Microsoft Internet Explorer 7.0. Internet Explorer 7.0 requires one of the following operating systems and system memory:
•    Windows XP Service Pack 2 (SP2) - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
•    Windows XP Service Pack 3 (SFS) - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
•    Windows XP Professional x64 Edition - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
•    Windows Server 2003 Service Pack 1 (SP1) - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
•    Windows Server 2003 Service Pack 1 ia64 -[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• Windows Vista Service Pack 1 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Print Server
Hardware Requirements
     Equipment must be found on the Microsoft HCL (http://www.microsoft.com/whdc/hcl/default.mspx)
       • Single/Dual Processor Intel Pentium XEON Class server
       • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] RAM
       • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of available hard disk space
       • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ethernet Adapter
Software Requirements
       • Windows Server 2003 (Standard or Enterprise Edition) SP1
       • Microsoft Printing Services (installed from Windows Operating System CD)
       • Supported Windows Server 2003 Print drivers for all print devices (See print device details below)
Technical documentation for setting up Printing for Windows Server 2003
http://www.microsoft.com/technet/prodtechnol/windowsserver2003/library/ServerHelp/f119ea8c-834e-4dd0-9744-6c7cc879ddba.mspx
Print Device Requirements
       • Ethernet/IP (LPR/LPQ) enabled printers
       • PCL 5 compliant/ HP LaserJet 2100 (driver supported/PCL5)
       • Requires a manufacture or Microsoft supported driver for Windows Server 2003 (not Windows XP/2000)
       • Generic Plain Text Driver supported
Additional Recommendations
       • Printers should be PCL5 compliant (able to utilize the HP LaserJet 2100 print driver). The 2100 print driver in the Microsoft Windows platform is the most generic PCL5 print driver.
• Printers should have the ability to print using the Generic plain text print driver that ships with Windows Server 2003.

Exhibit A - 30

Hosted Services Agreement

E-mail Server
 •    Must be scalable and robust to handle anticipated e-mail volume for receipt e-mailing to passenger.
 •    Refer to e-mail software instructions and technical documentation for proper hardware configuration.
 •    Customer may consider third party e-mail hosting or e-mail broadcast services available.
 •    Software Requirements
         • SMTP compatible mail server
         • Host relaying must be supported (configured to allow SMTP relay from NAVITAIRE network)
Microsoft Recommended Solution:
Exchange Server 2003 – Standard or Enterprise Edition
http://www.microsoft.com/exchange/default.mspx
Setup for Mail relay for Exchange Server 2003:
http://support.microsoft.com/default.aspx?scid=kb;en-us:260973
Fax Server
 •    Must be scalable and robust to handle anticipated fax volume for fax transmissions to passengers.
 •    Captaris RightFax Server software recommended.
 •    Refer to fax software instructions for proper hardware configuration and sizing.
 •    An optional XML feed of itinerary information is available for distribution via your desired fax system.
 •    Software Requirements
Fax Server software must be SMTP enabled and capable of receiving SMTP formatted HTML and forwarding onto a standard fax device.
 •    Hardware Requirements
See Fax software manufacturer or vendor for specific details.
Scanners and Peripherals (if applicable)
Customer should contact NAVITAIRE for recent information regarding supported scanners and peripherals.
Currently supported scanners are:
• Scanner: Any keyboard-bypass scanner (books in via the keyboard port) that supports a Code-39 barcode.
Network Hardware, Software, and Data Circuits
Data Circuits: Customer must already have or must install the necessary equipment and circuits to support their primary call center sites and remote locations, including field stations. NAVITAIRE requires a LAN/WAN network supporting TCP/IP protocols.
Routers, DSU/CSUs, and Modems: Customer should contact NAVITAIRE for recent information regarding recommended routers and other network communication equipment.
IP Addressing: NAVITAIRE requires that all hosted Customers use Internet Registered IP addresses on all client workstations or devices that require connectivity to the Hosted Reservation Services. Alternatively, NAVITAIRE requires a NAT (Network Address Translation) router to be installed behind the NAVITAIRE gateway router. The NAT must then have the Internet Registered IP address.
Customer Provided Data Circuits: NAVITAIRE requires a review of the proposed primary or backup data circuit(s) prior to a third party agreement and installation. Where possible, NAVITAIRE will use reasonable effort to provide all necessary specifications and extend management of the data circuit as permitted by Customer and the third party supplying the data circuit(s).
VPN Connectivity: Customer will utilize a VPN connection, as described in VPN Connectivity of Section 6 of this Exhibit A.

7.3 Third Party Software. Customer is required to purchase directly from providers other related third party software licenses necessary to use the Hosted Reservation Services, including the following:
• Local network server operating system(s) license: Microsoft Windows NT 4.0, Novell, or similar Operating System supporting TCP/IP protocols.
• Reporting: Microsoft Reporting Services for New Skies report development and access.
• Airports: Re-certification of the ARINC/SITA emulators to support the New Skies airport interface.

Exhibit A - 31

Hosted Services Agreement

7.4 Credit Card Processing

7.4.1 Authorization Services. Customer is responsible for all third party processes specifically related to credit card authorization services.

7.4.2 Settlement Services. Settlement services are handled via an appropriate merchant bank and/or clearing service as determined by Customer's geographical region, with approval by NAVITAIRE. Upon request, NAVITAIRE will provide specifications for settlement records which are required for conformity by Customer's settlement service.

7.4.3 Card and Payment Types.

• Supported Credit Cards: NAVITAIRE currently supports VISA, American Express, MasterCard, JCB, Diners Club, Discover Card, and Customer's private label credit card (Hipercard).

• Supported Debit Cards: NAVITAIRE currently supports regional debit cards such as Visa Electron (EL), Visa Delta, Visa Connect, Switch/Solo, Maestro, and Laser.

• Not Supported: Debit cards requiring a Personal Identification Number [PIN], ATM cards, or private label credit cards not specifically included in this Agreement are not supported.

• ELV: Ability to use an Elektronisches Lastschriftverfahren (ELV) form of payment through a European payment gateway is supported.

7.4.4 PCI Compliance. NAVITAIRE will remain in compliance with the Payment Card Industry's Data Security Standards ("PCI Standards") in force at the time of execution of this Agreement, and to the extent applicable to the Hosted Services provided by NAVITAIRE. Any subsequent changes to the PCI Standards requiring a modification to the Hosted Services shall be borne by Customer.

7.4.5 Data Circuits. Customer must arrange and pay for necessary circuits for authorization and settlement file transmissions. NAVITAIRE may act as Customer's agent to order and facilitate installation of these circuits upon written request by Customer.

Customer is responsible for the routing and switching of all credit card authorization requests except for internet payments, where NAVITAIRE is responsible for redirecting the URL to proxies.

7.5 CRS/GDS/ARS Agreements and Connection Fees (to Support Optional CRS/GDS/ARS Type B/Teletype Connectivity). Customer must negotiate and have in place, no later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the Target Date, the necessary participating agreements with each of the NAVITAIRE supported Computerized Reservation System/Global Distribution System (CRS/GDS) providers or airline and associated Airline Reservation System (ARS) providers. Implementation, integration, connection and Service Fees as described in Exhibit H and line charges may apply. NAVITAIRE will order and facilitate the installation of all circuits required to process CRS/GDS/ARS bookings, upon written notice from Customer.

8 Services Levels and Service Level Targets

8.1 Service Level Scope. The Service Levels contained in this Section represent the target service performance for the provision of the Hosted Reservation Services. Metrics, measurement, and reporting will create performance assessment measures that apply to operations services in the following three service categories:

• System availability targets.

• Metrics, measurement, and reporting.

• Remedies and corrective action.

Exhibit A - 32

Hosted Services Agreement

8.2 Service Level Targets

8.2.1 System Availability. NAVITAIRE will seek to provide Customer with an overall Minimum System Availability Target of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of all Reporting Period Minutes for the applicable Reporting Period. Interrupted Service minutes will be measured and used to determine the percentage of monthly Hosted Services System availability.

(a) Interrupted Service will be defined as a complete system availability outage, including:

• NAVITAIRE controlled primary circuit network line being down.
• NAVITAIRE controlled server or router being down.
• System Error which causes the system to be completely unavailable.

Exhibit A - 33

Hosted Services Agreement

(b) Partial System Interruption. Protracted response times will be measured based upon how long it takes the business transaction to complete its function within the NAVITAIRE controlled application tier. Response times will be measured internally by NAVITAIRE via EPIC (or a replacement tool that monitors the same criteria). A Partial System Interruption will be acknowledged when the following defined components reach the Unacceptable Response Time parameter, as defined below, due to components within NAVITAIRE's control.

Component	Target Response Time	Measurement Interval*	Unacceptable Response Time
Website
           • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Call Center Booking
           • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
API Booking
           • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SkyPort
           • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
CRS/GDS/ARS,
Code-share or
Interline Booking
           • [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
* Measurement Interval will begin upon receipt of Customer generated IPR and is subject to a minimum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions of the given category in the relevant [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] interval.

• Interruption measurement will occur when Customer logs an Emergency IPR, indicating non-performance of the system or a subcomponent of the system no later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the beginning of the event. With this, NAVITAIRE will store processing data for the duration of the outage. Should the root cause be determined to be within NAVITAIRE's control, the rebates listed in Section 8.8.3 hereof will apply.

• Service Interruptions, either partial or complete system availability outages, attributed to Customer initiated processes or other Customer controlled events will not result in the payment of any penalties. The following guidelines will be used when determining the impact of Customer initiated processes and to confirm if an event qualifies as a Partial Service Interruption:

a) Processes that should never run during the production business day: Booking to Inventory Sync.
b) Processes that should be limited during peak business hours or during heavy load days: SkyUtilities batch processing and extracts, schedule changes, fare changes, AU updates, manual re-accommodations, activating a new schedule.

This is not intended to be a complete list. It does provide examples of the types of activities that will disqualify an event from consideration as a Partial Service Interruption.

Exhibit A - 34

Hosted Services Agreement

(c) Exceptions. As NAVITAIRE cannot predict or control the performance of the internet, all service interruptions and performance problems associated with the VPN connectivity are excluded from the service level calculations and no rebates will be applicable. During high peak sales periods, slower/lower performance might occur due to the number of users connected, and Customer might face slowness on system response due to the internet connection. Customer needs to provide appropriate security levels and monitoring in order to guarantee information integrity. Additionally, as Messages provided in the Hosted Custom Application Messaging Services are not critical to the majority of Customer's booking process, they will be excluded from SLA measurement and associated rebates.

(d)Network Responsibilities. The diagram below shows those hardware components, network components (excluding the internet), and the software that resides on those components that are owned from a service level perspective by NAVITAIRE and those items that are owned by Customer. Items that are contained within the dotted-line (on the right side of the diagram) are the responsibility of Customer. During the event of an Interrupted Service, NAVITAIRE is responsible for errors that occur involving the hardware components, network components, and the software that reside outside of the dotted-line area.

Exhibit A - 35

Hosted Services Agreement

(e) Planned Downtime. Planned Downtime will be used to provide hardware and software maintenance services. Planned Downtime is scheduled at a time that is agreeable for NAVITAIRE and Customer, generally between 12:00 AM and 4:00 AM local time for Customer. NAVITAIRE will notify Customer no later than 12 PM the day prior to the scheduled event if the time is needed for Change Control purposes.

8.2.2 Incident Problem Request (IPR) Service Response. NAVITAIRE will commit to the response targets below for each Emergency IPR logged System Error.

Customer Communication	Emergency IPR Response
Acknowledgement and Initial Response	15 minutes
Update	Every 30 minutes

8.2.3 New Skies Defect Resolution Service Level

(a) For High priority IPRs for which the workaround or standard development timeframe incurs significant costs to Customer or which are not resolved within the target resolution timeframe as outlined in NAVITAIRE's Customer Support Guide as notified to Customer, and reasonably not refused by the Customer, Customer and NAVITAIRE will work together to expedite the resolution to such issues as soon as practical. Customer can invoke the escalation process outlined in Exhibit A, Section 8.7.2 of this Agreement. With the escalation of an incident, the incident will be examined and assigned to the appropriate work group for a response and the NAVITAIRE Account Manager, or designate, will provide updates each business day.

(b) If NAVITAIRE believes the incident can be resolved through existing Support procedures, Customer shall have the right, up to a maximum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] times per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to re-define a High priority IPR to an Emergency priority IPR for expedited handling. If Customer does not use this option during a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] unused escalation exceptions may be carried forward to the next [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with a maximum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] exceptions available to Customer in any specific [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cap of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] escalation exceptions will still apply. Emergency IPR resolution commitments will apply to the escalation exceptions.

(c) Otherwise, for the New Skies platform during the Conversion Period, NAVITAIRE agrees to make a Senior Engineer available to Customer within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of an escalation to discuss details of the business requirement and options for meeting the business requirement. It is possible, even probable, that the most expeditious solution for the Customer would involve work by Customer or a third party. If the working group determines that the best technical solution requires NAVITAIRE coding, NAVITAIRE agrees to provide estimated cost and timeframe within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of business requirement agreement.

(d) After the Conversion Period, NAVITAIRE agrees to make a Senior Engineer available to Customer within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of an escalation to discuss details of the business requirement and options for meeting the business requirement. If the working group determines that the best technical solution requires NAVITAIRE coding, NAVITAIRE further agrees to address any required code fixes in the next available maintenance or major release. Customer recognizes that the nature of the required code change and associated testing will determine the type of release where the code can be implemented.

Exhibit A - 36

Hosted Services Agreement

8.3 System Errors and Emergencies

8.3.1 System Errors. A System Error occurs when functionality that is included in the NAVITAIRE product user documentation is currently not working on Customer's site in the manner that it is described in the documentation.

Note: Customer must refer to the documentation that matches the version of software they are running. If Customer wants a feature that is not currently included in their software version, but the feature is included in a later software version, Customer must upgrade their software to that version to be able to take advantage of the new features and functionality.

System Errors detected during testing in Customer's test environment should also be logged through the Internet based customer support tool with a reference to the test database code. NAVITAIRE will respond to all Emergency IPRs for the test environment within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

No failure of any reconfiguration by Customer of a Configurable Template shall be deemed to be or can create a System Error.

8.3.2 System Error Reporting. Customer may report an identified Hosted Reservation Services System Error at no additional cost using the Internet based customer support tool IPR schema. A System Error is defined in this Exhibit A, Section 8.3.1.

8.3.3 System Error Classification. When Customer reports an IPR for a System Error, it will be assigned a priority based on the severity of the issue. These priorities will be assigned using the following table:

Impact Analysis	Business Functionality
	No loss of business function	Partial loss of business function. work-around exists	Partial loss of business function. No work-around exists	Complete loss of business function. work-around exists	Complete loss of business function. No work-around exists
Immediate impact is significant. Affects many and/or critical users.	NA	Emergency	Emergency	Emergency	Emergency
Immediate impact is moderate. Affects few and/or non – critical users.	Low	Medium	High	High	Emergency
Immediate impact is marginal. Affects few or no users.	Low	Medium	High	Medium	High

An example of an "Emergency" System Error might include:

a) Hosted Reservation Services are totally unavailable due to a NAVITAIRE controlled communication line.

Examples of a "High" System Error might include:

Exhibit A -37

Hosted Services Agreement

a) Cannot change any airline schedules through Schedule Manager.
b) Cannot load new fares through Fare Manager.
c) Unable to generate confirmation itineraries for Internet customers.
d) Settlement files are delayed by one day in being sent to the settlement bank.

An example of a "Medium" System Error might include:

a) Slow system response for specific tasks.

8.3.4 Emergency Response Procedure. In the event of a Customer Emergency, the NAVITAIRE Support Center may be contacted for assistance, according to the procedures outlined in this Exhibit A, Section 5.4.

8.3.5 NAVITAIRE Support Communication Targets. For High, Medium, and Low IPRs, response targets are provided in the table below. NAVITAIRE's resolution targets are provided in the Support User Guide, available on NAVITAIRE's Customer Care web site.

Customer Communication	IPR Severity Classification and Response Targets
	High	Medium	Low
Acknowledgement and Initial Routing	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Updates	Customer will receive electronic notification whenever data is needed or incident is resolved, status changed or notes updated. Customer may request e-mail notification on an individual IPR basis.

8.4 System Changes

8.4.1 Change Control. Change control covers all events that impact application software, custom software, system software, or hardware. The Change Control process effectively plans and facilitates changes to the Hosted Services System, including ownership for mitigating problems that may occur with a change to minimize any associated downtime. This function is responsible for coordinating and controlling all change administration activities (i.e., document, impact, authorize, schedule, implementation control), and determining if and when a change will be implemented in the production environment.

8.4.2 Enhancements. An "Enhancement" is a request for a new report or application or an improvement to an existing application related to usability, performance, additional functionality, or flexibility. Enhancements will be logged in the Internet based customer support tool. Such requests can be in response to:

(a) Mandates controlled by external third parties including governments, governing industry bodies such as International Air Transport Association [IATA], Société Internationale de Télécommunications Aéronautiques [SITA], or airport authorities. Efforts required to develop, implement, document, and/or train on these mandates are payable by Customer. Examples include:
• Taxes, fees, security issues, immigration.
• Airport technology issues that impact airlines such as bag tag, Common Use Terminal Emulator (CUTE), or CUBE.

(b) Customer requests that are initiated through a direct request, user conference, or through Customer's NAVITAIRE Account Manager. Examples include:

Exhibit A - 38

Hosted Services Agreement

• Competitive advantage.
• Improved passenger services.
• Specific client requirements.
• Improved business management.

(c) Internal requests that are initiated through the sales cycle, Technology, Development, or NAVITAIRE line of business. Examples include:

• Cost reduction initiatives.
• Product obsolescence.
• Corporate business plan objective.

8.4.3 Urgency Classifications for Enhancements. Enhancements will be assigned a priority according to the criteria in the table below. If there is a disagreement as to the priority of the requested Enhancements, these will be decided between the NAVITAIRE Account Manager and the Customer Account Liaison. If this cannot be resolved at this level, it will be escalated to the respective Executive Sponsors for determination.

Urgency	Description
Very High (Emergency)	A requirement from a business critical third party or other outside influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact. Such requests are Urgent only if a third party controls the requirement, it is non-discretionary to the customer, and the third party places an immediate time constraint on the customer.
Note: Documentation from the governing entity, which clearly states the nature of the requirement, the time frame allowed for implementation, and the penalties for non-compliance may be required. Due to the nature of an Emergency request, we expect to receive no more than 2-3 such requests per year. Every attempt will be made to meet the established regulatory deadline communicated in these instances; however should the deadline be compromised NAVITAIRE will communicate specific issues that may make this deadline unattainable with an estimate of when it can be completed.
Examples: Adding Security Watch – a government or industry requirement that would inflict severe financial penalties if not met and demanded a quick implementation.
Adding the EURO as a form of currency – a specific governmental requirement that was dictated to the customers and demanded a quick implementation.
High	A requirement from a business critical third party or outside influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact, but DOES NOT have an immediate time constraint placed on Customer by the third party.
Note: Such requests are classified as High to prevent them from becoming Very High/Emergencies. A new business requirement that cannot be completed in a manual nature without severe negative impact. Such requests are not Emergencies because the request is discretionary to the customer.
Examples: Printing French Itineraries for domestic French flights – a governmental requirement that provided sufficient time to respond to the need. Changing to a new bank – a customer-driven requirement that is critical to customer daily operations.
Medium	Supports all required Hosted Services System operations; the request is required eventually but could wait until a later release if necessary. Would enhance the product, but the product is not unacceptable if absent. More of a want than a need, but would provide benefit to the customer.
Examples: Adding support for additional auxiliary services, such as car-hire or insurance.
Adding support of seat assignment capability for Computerized Reservation System (CRS) bookings.
Adding new check-in commands or short-cuts that would save time and effort for the agents.
Adding new features or functions in the Irregular Operations (IROP) program to increase efficiency of passenger handling.

Exhibit A -39

Hosted Services Agreement

Low	A functional or quality enhancement that corrects an aesthetic problem or improves usability from the customer's perspective. It does not greatly affect or alter core functionality.
Examples: Enabling a pop-up message of "Are you sure" for bags weighing > 100Kg.
Adding the ability to alter the 'flow' of the SkySpeed booking process as a user configurable option.
Adding support for additional languages for SkySpeed (localization).
Adding more feeds (imports or exports) to third party packages for data sharing.
Making minor adjustments to screen layouts or design to increase readability.
Adjusting reports to increase readability and decrease questions to support.

8.4.4 Releases. NAVITAIRE software changes are bundled into work units called releases. Customer is responsible for maintaining current versions of the NAVITAIRE software and all costs associated with implementing a release. Upgrade requests will be initiated using the standard NAVITAIRE Work Order process. The type and content of each release will vary according to criteria listed in the chart below.

Criteria	Releases
	Major	Minor	Emergency
Driven by	Strategy and product direction	Bug fixes to previous releases of software	Very High / Emergency bug fixes or emergency enhancements
Target content	Enhancement – 60% Bug Fix – 25% Emergency – 15%	Enhancement – 25% Bug Fix – 60% Emergency – 15%	Enhancement – 0% Bug Fix – 0% Emergency –100%
Description	Changes in the architecture, to the database, or that affect many different products in the NAVITAIRE product suite	Bug fixes, new reports, new stand-alone, programs or features. Data structure changes that do not impact the database or architecture.	Critical changes to the software stemming from Very High / Emergency bug fixes or emergency enhancements
Approximate schedule	Annual	Quarterly to monthly	As needed or in the next available release
Implementation requirement	Overnight customer downtime	Implementation may require minimal customer downtime	Downtime as required by the software change
Data Conversion Requirement	Rolling Transformation likely required	Data Transformation likely required	None or minimum (i.e. Database Deltas)
QA Requirement	Full Regression, Performance, and other testing as required	Full Regression testing	Component Level testing only
Notes	A Major Release requires post-release code Stabilization Period of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Minor releases have a rolling schedule, which allows for consistency in planning, development and release

Exhibit A - 40

Hosted Services Agreement

8.4.5 Release Stabilization Period. Following a Major Release as defined in this Exhibit A, Section 8.4.4, Hosted Services System performance for all or some of the Minimum System Availability Targets are subject to exemption during periods of time identified as Stabilization Periods. A Stabilization Period is defined as follows:

•As used herein, the term "Stabilization Period" means the first [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following a Major Release. During the Stabilization Period incidents related to the functionality added for a particular third party service in the release that are directly related to that third party service are exempted from the Service Levels performance target. The Stabilization Period will not apply to Major Release 'sub-releases' or fixes.

During this time NAVITAIRE will work with Customer to periodically evaluate and refine the service level measures applicable to such third party service offerings.

8.5 Notification of Increased Usage. As previously stated in Section 4.3 of the Agreement, Customer agrees to use commercially reasonable efforts to provide NAVITAIRE with the designated advance notice of significant volume increases, according to a NAVITAIRE defined process.

Due to the anticipated impact on performance of the Hosted Reservation Services, the first [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the increase in volume will be defined as a Stabilization Period. The purpose of this Stabilization Period is to allow the operation of the solution and the service level to stabilize from the influence of the increase in volume. During the Stabilization Period, NAVITAIRE will work with Customer to evaluate and refine the Service Levels targets. At the conclusion of the Stabilization Period, NAVITAIRE and Customer may mutually agree to revise Service Levels performance targets. The Service Levels performance targets set forth in this Exhibit A, Section 8 shall remain in effect until the parties agree on revised Service Levels.

8.6 Service Levels Reporting

8.6.1 General. Regular, standardized Service Levels reporting provides a common denominator, which measures and evaluates service performance. This provides a basis on which conclusions can more easily be drawn as to the actual Service Levels achieved. NAVITAIRE will monitor and measure performance of specified Service Levels items and send a Monthly Performance Report to Customer for review and approval. The report will be structured for Customer's internal use and metrics will be generated and distributed on a monthly basis.

8.6.2 Report Information

• Monthly Performance Report. The NAVITAIRE Account Manager will submit a Monthly Performance Report by the sixth business day of the subsequent month following the Reporting Period to the Customer Account Liaison. The report will contain the monthly indicator of Service Levels statistics and will be transmitted via email unless otherwise requested by Customer. The report will also summarize all Interrupted Service Reports for the Reporting Period.

• Interrupted Service Report. The NAVITAIRE Account Manager will provide an Interrupted Service Report, created by the Global Support Center, following an outage or Interrupted Service. This report will summarize circumstances, identified cause (if known) and will outline any identified corrective action. Each Interrupted Service Report will be given a tracking number for reference on the Monthly Performance Report.

8.6.3 Report Follow Up. If Customer has any questions or objections to the report, they will notify their NAVITAIRE Account Manager within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of receiving the report and NAVITAIRE shall respond within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of notification. If the parties cannot agree on the measurements reported, the matter will be escalated to the respective Executive Sponsors, and, if still unresolved, will be escalated as outlined in Section 19.5 of the Agreement (Dispute Resolution).

Exhibit A - 41

Hosted Services Agreement

8.7 Review and Correction

8.7.1 NAVITAIRE Account Manager Review. In addition to Support Center Support and Emergency services, the NAVITAIRE Account Manager will coordinate a teleconference with the Customer Account Liaison within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Interrupted Service to discuss the details outlined in the Interrupted Service Report and to update Customer on any identified cause or status. The NAVITAIRE Account Manager will close the Interrupted Service Report with the Customer Account Liaison upon final report of identified cause and any outline of corrective action.

8.7.2 Executive Review. Upon the request of the NAVITAIRE or Customer Account Liaison, an Executive Sponsor teleconference and a further escalation to the CEO, President, or Managing Director level of each company may be made depending on the severity of the Interrupted Service.

8.8 Remedies and Corrective Action. The remedies and corrective action described below will be applied with respect to each Reporting Period, which commences after [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following completion of Implementation Services. Conflict and Exhaustion of Provisions as stated at the beginning of this Exhibit A will apply to this Section.

8.8.1 Corrective Action. The NAVITAIRE Account Manager shall monitor corrective action and report to the Executive Sponsors. In the event that Minimum System Availability Targets are not met during the Reporting Period, the NAVITAIRE Account Manager shall initiate corrective action during the subsequent Reporting Period. NAVITAIRE shall, at its own expense, use commercially reasonable efforts to correct the deficiency in order to meet future Minimum System Availability Targets.

8.8.2 Failure Notification. Upon a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] failure of NAVITAIRE to meet Minimum System Availability Targets during successive Reporting Periods, the issue shall be escalated to the CEO, President, or Managing Director level of each company. Customer may notify NAVITAIRE, in writing, of the failure to meet Minimum System Availability Targets. Upon receipt of such notice, NAVITAIRE will begin reporting System Availability in weekly Reporting Periods and will communicate to Customer within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and in writing the status of improvement in performance. If NAVITAIRE fails for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in any consecutive [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period to meet Minimum System Availability Targets, Customer may terminate this Agreement in accordance with Section 5.2.1 of the Agreement. During such an event Customer may either: (a) reduce payment of monthly Service Fees in an amount proportionate (not to exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of total monthly Service Fees unless mutually agreed by the parties) to the extent by which the Service Levels have been impaired, until performance is resolved; or (b) terminate this Agreement and require NAVITAIRE to use commercially reasonable efforts to work with Customer and its selected vendor to move the data to another reservation system vendor, charging Customer time and materials.

8.8.3 Rebate Provisions. In the event an Interrupted Service causes NAVITAIRE to fall below the Minimum System Availability Target as outlined in Section 8.2.1 of this Exhibit during a specified Reporting Period, the following provisions shall apply:

(a) Interrupted Service – Rebates per Incident. If, during any Reporting Period, the Interrupted Service Minutes exceed the minutes allowed by the Minimum System Availability Target, excluding Planned Downtime Minutes, a rebate per minute will be applied to each minute exceeding the Minimum System Availability Target as follows:

Exhibit A - 42

Hosted Services Agreement

At Customer's discretion, on a case by case basis, the rebate per minute can be either:

• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which will be credited to the invoice associated with the Reporting Period, OR
• Credits to the value of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] which can be applied as a credit against any fees payable by Customer for developments specifically requested by Customer.

(b) Partial System Interruption – Pro-rated Rebates per Incident. For Partial Interrupted Service minutes that exceed the minutes allowed by the Minimum System Availability Target, excluding Planned Downtime Minutes, the following percentages will be applied based upon the component:

Component	Percent of Rebate
Web Booking	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Call Center Booking	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
API Booking	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Airport Login or Check-in	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
CRS/GDS/ARS, Code-share or Interline Booking	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Total	100%

Partial System Interruption minutes will be evaluated monthly with rebates paid on the interruption minutes occurring once NAVITAIRE has failed to meet the Minimum System Availability Target(s). Service credits will not exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] amount listed in Section (a) above.

For the avoidance of doubt, a single incident cannot be considered both an Interrupted Service and a Partial System Interruption. Further, a single incident cannot be considered an Interrupted Service/Partial System Interruption under both Hosted Reservation Services, as defined in this Exhibit A and Hosted Web Services, as defined in Exhibit F.

(c) Interrupted Service – Maximum Rebate Per Incident Caps.

Non-Severe Interrupted Service of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of unplanned downtime

The maximum rebate that may be assessed is either:

• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the billing for the Hosted Reservation Services in the associated Reporting Period if Customer has elected rebates in the form of credits to the invoice, OR
• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the billing for the Hosted Reservation Services in the associated Reporting Period if Customer has elected rebates in the form of development credits.

Severe Interrupted Service of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of unplanned downtime

The maximum rebate that may be assessed is either:

• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] rebate of the Hosted Reservation Services of the associated billing period if Customer has elected rebates in the form of credits to the invoice, OR

Exhibit A- 43

Hosted Services Agreement

• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the billing for the Hosted Reservation Services in the associated Reporting Period if Customer has elected rebates in the form of development credits.

(d) Posting of Credits to Invoices. Rebates will be computed by the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the conclusion of the Reporting Period. Any rebates to be assessed will be either:

• credited to the invoice associated with the Reporting Period if Customer has elected for rebates in the form of credits to the invoice, OR
• added to the rolling total of development credits maintained by the NAVITAIRE Account Manager if Customer has elected for rebates in the form of development credits.

(e) Use of Development Credits. The use of the development credits will require a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] project priority notification by Customer to ensure that the proper resources can be made available. A monthly audit of development credits utilized will be completed by the NAVITAIRE Account Manager. A monthly review of work completed, work in process, and future prioritization of work will be held with Customer and NAVITAIRE's Account Manager. Customer must keep current with project prioritizations and ensure timely replies to NAVITAIRE staff regarding project issues. Delays in projects due to fault of Customer will count against the development credits total. Should a project be delayed by fault of NAVITAIRE, the remaining development credits will be carried forward to the following month. Should additional resources be required, NAVITAIRE will provide such resources (based on availability) which will be billed at contractual rate as outlined in Exhibit H. Customer must utilize development credits within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of issue.

(f) Default Rebate Position. Customer will receive rebates in the form of invoice credit for all qualifying Interrupted Service(s) of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or more [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of unplanned downtime, unless Customer advises its Account Manager within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Interrupted Service(s) that it prefers to receive development credit.

(g) Rebate Earn Back. NAVITAIRE will have the opportunity to earn back rebates in the months following service interruptions in which rebates were incurred, provided that NAVITAIRE achieves System Availability greater than the Minimum System Availability Target in each subsequent month. Rebates will be earned back per the following scheme:

• Month [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following month in which rebates were incurred – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of rebate.

• Month [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following month in which rebates were incurred – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of rebate.

• Month [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following month in which rebates were incurred – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of rebate.

Exhibit A - 44

Hosted Services Agreement

EXHIBIT C

NAVITAIRE CONTACTS

NAVITAIRE agrees to provide contacts for the following areas. Customer should use these contacts as necessary. Customer contact with non-authorized NAVITAIRE personnel may result in Direct Consultation Fees as described in Exhibit H, Section 1.3.

1 NAVITAIRE Global Support Center

The following number is to be utilized as described in Exhibits A, B, F, G, K, and J:

Telephone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2 NAVITAIRE Commercial Account Manager

NAVITAIRE agrees that the following individual is authorized to communicate with Customer on behalf of NAVITAIRE with respect to commercial account management, project funding, contractual performance, and other commercial issues with respect to the Hosted Services:

Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	Senior Account Manager	Fax:
Address:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	E-mail:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3 NAVITAIRE Service Account Manager

NAVITAIRE agrees that the following individual is authorized to communicate with Customer on behalf of NAVITAIRE with respect to service account management, service delivery, contractual reporting obligations and other service issues with respect to the Hosted Services:

Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	Accenture Contractor	Fax:
Address:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	E-mail:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4 NAVITAIRE Account Executive Sponsor

NAVITAIRE agrees that the following individual is responsible for Executive Sponsorship and for business issue escalation:

Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	Sales Director	E-mail:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Fax:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5 NAVITAIRE Financial Contacts

Customer may contact the NAVITAIRE Finance Department at the following regarding payments, invoices or other financial issues:

Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	Director, Finance	E-mail:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Fax:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	Vice President	E-mail:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Fax:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Exhibit C - 45

Hosted Services Agreement

EXHIBIT D

CUSTOMER CONTACTS

NAVITAIRE agrees to use the following for its initial and primary contacts with Customer.

1 Customer Emergency Contact

Customer agrees that the following number is available and will be answered after-hours for NAVITAIRE's use in case of an emergency related to the Hosted Services. Failure for NAVITAIRE to obtain an answer from this Emergency Contact will prevent NAVITAIRE from providing support during an emergency. This may cause the system to be unavailable until such time that a Customer Emergency Contact may be reached.

Telephone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2 Customer Account Liaison

Customer agrees that the following individual is authorized to communicate with NAVITAIRE and make decisions on behalf of Customer with respect to account management, project funding, performance, payment, and other commercial issues with respect to the Hosted Services:

Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	IT Manager	Fax:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Address:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	E-mail:

3 Customer Operations Management Contact (if applicable)

Customer agrees that the following individual is authorized to communicate with NAVITAIRE and make decisions on behalf of Customer with respect to Hosted Operations Management Services. If no Customer Operations Management Contact is listed in this Section, NAVITAIRE will contact the Customer Authorized Support Contact(s) in this Exhibit D, Section 8.

Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	IT Manager	E-mail:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Fax:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4 Customer Planning Optimization Contact (if applicable)

Customer agrees that the following individual is authorized to communicate with NAVITAIRE and make decisions on behalf of Customer with respect to Hosted Planning Optimization Services. If no Customer Planning Optimization Contact is listed in this Section, NAVITAIRE will contact the Customer Authorized Support Contact(s) in this Exhibit D, Section 8.

Name:	Phone:
Title:	E-mail:
Fax:

5 Customer Recovery Optimization Contact (if applicable)

Customer agrees that the following individual is authorized to communicate with NAVITAIRE and make decisions on behalf of Customer with respect to Hosted Recovery Optimization Services. If no Customer Recovery Optimization Contact is listed in this Section, NAVITAIRE will contact the Customer Authorized Support Contact(s) in this Exhibit D, Section 8.

Name:	Phone:
Title:	E-mail:
Fax:

Exhibit D - 46

Hosted Services Agreement

6 Customer Revenue Management Contact (if applicable)

Customer agrees that the following individual is authorized to communicate with NAVITAIRE and make decisions on behalf of Customer with respect to Hosted Revenue Management Services. If no Customer Revenue Management Contact is listed in this Section, NAVITAIRE will contact the Customer Authorized Support Contact(s) in this Exhibit D, Section 8.
Name:	Phone:
Title:	E-mail:
Fax:

7 Customer Executive Sponsor

Customer agrees that the following individual is responsible for Executive Sponsorship and for Emergency escalation:

Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	IT Director	E-mail:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Fax:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8 Customer Authorized Support Contact(s)

Customer may designate up to two (2) primary Customer Authorized Support Contacts. The Customer Authorized Support Contact(s) shall be the only persons authorized to access the NAVITAIRE telephone and Internet technical support systems, as described in Exhibits A, B, F, G, H, I, and J, on behalf of Customer:

Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	IT Manager	E-mail:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Fax:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	IT Analyst	E-mail:
Fax:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

In addition, Customer may designate up to two (2) indivduals that will act as alternates for the Customer Authorized Support Contacts. The designated alternate(s) for the Customer Authorized Support Contact(s) are:

Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	IT Analyst	E-mail:
Fax:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	IT Analyst	E-mail:
Fax:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9 Customer Financial/Accounts Payable Contact

Customer agrees that the following individual(s) is (are) the proper accounting contacts to whom all invoices and accounting documents will be delivered. These contacts will see to the timely payment of all invoices for services rendered under this Agreement.

Name:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Phone:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Title:	IT Coordinator	Fax:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Address:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	E-mail:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Fax:

Exhibit D - 47

Hosted Services Agreement

10 Customer Revenue Accounting Contact (if applicable)

Customer agrees that the following individual is authorized to communicate with NAVITAIRE and make decisions on behalf of Customer with respect to Hosted Revenue Accounting Services. If no Customer Revenue Accounting Contact is listed in this Section, NAVITAIRE will contact the Customer Authorized Support Contact(s) in this Exhibit D, Section 8.

Name:	Phone:
Title:	E-mail:
Fax:

Exhibit D - 48

Hosted Services Agreement

EXHIBIT H
PRICE AND PAYMENT

1 Fee Schedule

All fees in this Exhibit are specified in USD.

1.1 Service Fees

1.1.1 Monthly Recurring Service Fees - Core Services/Optional Products:

Monthly [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Beginning	Monthly [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] End	Hosted Reservation Services – New Skies	Hosted Web Services – SkySales Internet Suite	Hosted Revenue Accounting Services - SkyLedger
		Per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Booked	Per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Booked	Per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Booked
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(a) Annual [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Commitments. Customer agrees to guarantee the level of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] equal to the values contained in the table located immediately below, for the purposes of calculating the recurring Service Fees, effective as of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of each calendar year.

Table of Annual Minimums prorated by month as applicable:

Year*	Projected [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Guarantee Ratio	Guaranteed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
* The monthly minimums are [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the annual minimum to allow for seasonality.

Exhibit H - 49

Hosted Services Agreement

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of each year, if Customer has not [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Guaranteed Annual [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as listed above during that year, then Customer will immediately pay to NAVITAIRE the difference between [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the Guaranteed Annual Minimum [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] using the applicable rates outlined in this Section 1.1.

(b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio. The pricing outlined in this Section 1.1.1 is based upon a ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or less. If the actual ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] exceeds the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ratio, NAVITAIRE reserves the right to apply the above pricing on a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] basis. For the sake of clarity, this ratio will be calculated using the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as the numerator and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as the denominator to create the ratio.

The calculation of the ratio above will be measured each month, prior to issuing the monthly invoice for Service Fees based upon actual Customer transactions by using the SkyReports report - Revenue by Market, with Fare Class Flown (or its successor as identified by NAVITAIRE). The report will be run twice to create the ratio by selecting different report criteria options, first selecting [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to generate the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and second selecting [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to generate the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If the result of the calculation of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] divided by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] exceeds the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ratio, NAVITAIRE will notify Customer of:

• the actual ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for that month, and
• the calculation used to determine the transaction-based Service Fees for Customer;

This information will appear at the top of the monthly invoice.

(c) Look to Book Ratio – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. A Look to Book Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as described in Section 1 of Exhibit A. If the established Look to Book Ratio is exceeded, the excess usage fees will be calculated in accordance with the example provided below:

• If the Look to Book Ratio is between [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], each Get Availability API request that does not result in a completed booking will be charged the excess API usage fee [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
• If the Look to Book Ratio exceeds [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], each Get Availability API request that does not result in a completed booking will be charged the excess API usage fee of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(d) Look to Book Ratio – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. A Look to Book Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as described in Section 1 of Exhibit A. If the established Look to Book Ratio is exceeded, NAVITAIRE and Customer will hold an Executive Review Meeting to review and work together around options. If no attractive options can be mutually agreed, the excess usage fees will be calculated in accordance with the example stated in the Look to Book Ratio definition provided in Section 1 of Exhibit A. The excess usage fees are [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] if the Look to Book Ratio for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] exceeds [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Exhibit H - 50

Hosted Services Agreement

(e) Passive/Informational Segments. NAVITAIRE provides the ability for Customer to store or enter information on other airline Passive/Informational flight Segments. NAVITAIRE reserves the right to bill for these Segments as if they were hosted Segments based on Customer's ability to select to retain Other Airline Segments in the New Skies Booking Configuration Interface. Additional functionality or options to enter, store, provide information – including for invoice purposes, will be the responsibility of Customer. A legitimate connection would be any connection that meets the IATA standards for arrival and continuation Segments.

For billing purposes, these Segments will be converted into [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], using the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio as provided for in Item (b), Section 1.1.1 of this Exhibit H.

1.1.2 Monthly Recurring Service Fees – Connectivity Services/Products CRS/GDS/ARS Type B/Teletype Connectivity. (Applicable only if selected in Section 2 of Exhibit A):

Description	AVS and Booking Type B/Teletype	AVS Only Type B/Teletype
	Price per CRS/GDS/ARS Type B/ Teletype Connection*	Price per CRS/GDS/ARS Type B/ Teletype AVS Only Connection **
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for existing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Type B/Teletype Connection [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for existing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Type B/Teletype Connection Quoted upon request for all other CRS/GDS/ARS (includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]***)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month per CRS/GDS/ARS
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee**	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]***	Not Applicable

* Each unique AVS entity (address) used for the sole purpose of sending AVS messages is covered by the Core Services Monthly Recurring Service Fees for AVS Only Type B/Teletype. Monthly AVS message volumes for any unique AVS entity (address) greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] any single CRS/GDS/ARS monthly AVS message volume will incur the Monthly Infrastructure and Support Fee outlined in Section 1.1.2 above.

** Any CRS/GDS/ARS [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] volumes, collectively for all CRS/GDS/ARS above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee outlined in Section 1.1.2 above.

***For billing purposes, these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be converted into [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], using the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio as provided for in Item (b), Section 1.1.1 of this Exhibit H.

Note 1: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:

(a) CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer's Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type

Exhibit H - 51

Hosted Services Agreement

A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b) SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

Note 2: In the event of a merger between two or more CRS/GDS/ARS partners, whereby NAVITAIRE is no longer required to process, report on, or support a separate IATA code (such as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), Customer may request that NAVITAIRE terminate the services that are no longer required. Customer will provide a minimum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advance written notice informing NAVITAIRE of (a) the merging entity's IATA codes; (b) the proposed merger date; (c) the discontinued IATA code; and (d) Customer's desire to terminate all services for the discontinued IATA code. Upon receipt of said notice, NAVITAIRE will draft an amendment to the Agreement to remove the services from Exhibit A, Section 2 Scope of Services, and Exhibit H, Section 1.1.2 Monthly Recurring Service Fees - Connectivity Services/Products (Monthly Infrastructure and Support Fees).

Upon confirmation that (a) the merger was successful and (b) there are no longer any transactions being processed for the specific IATA code, NAVITAIRE will decommission any connections, settings, parameters, and services for the IATA code and generate a final invoice for the decommissioned services. Efforts undertaken by NAVITAIRE to decommission a CRS/GDS/ARS entity will be invoiced on a time and materials basis and paid for by Customer.

1.1.3 Monthly Recurring Services Fees – Connectivity Services/Products – CRS/GDS/ARS Type A/EDIFACT Connectivity. (Applicable only if selected in Section 2 of Exhibit A.)

Description	Type A/EDIFACT ITAREQ, CLTREQ, HWPREQ (Requires Base AVS Type B/Teletype)
Price per CRS/GDS/ARS Type A/EDIFACT Connection)
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for existing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and planned
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] connections
Quoted upon request for all other CRS/GDS/ARS
Type A/EDIFACT Sell Only
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]**)
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for planned [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
 connection
Type A/EDIFACT Availability and Sell***
 Quoted upon request for all other CRS/GDS/ARS
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]**)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee*	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]** for
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] connections
Quoted upon request for all other CRS/GDS/ARS

Exhibit H - 52

Hosted Services Agreement

* Any CRS/GDS/ARS Segment volumes, collectively for all CRS/GDS/ARS above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee outlined in Section 1.1.3 above.
** For billing purposes, these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be converted into [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], using the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio as provided for in Item (b), Section 1.1.1 of this Exhibit H.
*** Type A/EDIFACT Availability is not available until New Skies version 3.0.

Note 1: If Customer implements a Type A/EDIFACT connection with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and/or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Effective Date of this Amendment, the pricing included in this Section will apply. Following this period, the pricing in this Section is subject to change.

Note 2: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:

(a) CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer's Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b) SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

1.1.4 Monthly Recurring Service Fees – Connectivity Services/Products – Code-Share Distribution with Customer as Code-Share Operating and/or Marketing Carrier. (Applicable only if selected in Exhibit A, Section 2):

Description	Code-Share Connectivity (Base AVS Type B/Teletype)
Price per CRS/GDS/ARS Code-Share Connection
Monthly Infrastructure and Support Fee	Included
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee*	Included

* For billing purposes, these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be converted into [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], using the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio as provided for in Item (b), Section 1.1.1 of this Exhibit H.

Note 1: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:

Exhibit H - 53

Hosted Services Agreement

(a) CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer's Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b) SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

Note 2: Excludes block-space code-share arrangements booked via non-automated booking processes.

1.1.5 Monthly Recurring Service Fees – Connectivity Services/Products – Block Space Code-Share. (Applicable only if selected in Section 2 of Exhibit A):

There are no Monthly Recurring Service fees for Block Space Code-Share.

Note: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:

(a) CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer's Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b) SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

1.1.6 Monthly Recurring Service Fees – Connectivity Services/Products – E-Ticketing Connectivity. (Applicable only if selected in Section 2 of Exhibit A):

Exhibit H - 54

Hosted Services Agreement

Description	E-Ticketing Connectivity
Price per CRS./GDS./ARS E-Ticketing Connection
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month (includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]** in E-Ticketed PNRs)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee*	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Segment above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]** in E-Ticketed PNRs

* Any CRS/GDS/ARS [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] volumes, collectively for all CRS/GDS/ARS E-Ticketed bookings, above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee outlined in Section 1.1.6 above.

** For billing purposes, these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be converted into [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], using the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio as provided for in Item (b), Section 1.1.1 of this Exhibit H.

Note 1: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC in connection with, or as a result of, the issuance of an E-Ticket, are the responsibility of Customer, including:

(a) CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer's Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b) SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

Note 2: Any fees charged by the Electronic Ticketing Interchange and Database Provider for the services it provides under the terms of the ETSA are the responsibility of Customer and are exclusive of any charges assessed by NAVITAIRE for the services it provides under Section 6 of Exhibit A.

1.1.7 Monthly Recurring Service Fees - Booking History Files. (Applicable only if selected in Section 2 of Exhibit A):

Description	Booking History Files
Price per Service
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month (includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])
Additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] storage fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per month, for each additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or subset thereof

Exhibit H - 55

Hosted Services Agreement

1.1.8 Monthly Recurring Service Fees – Connectivity Services/Products – API Suites. (Applicable only if selected in Section 2 of Exhibit A):

There are no Monthly Recurring Service Fees for the API Suites.

1.1.9 Monthly Recurring Service Fees – Connectivity Services/Products – Hosted Web Check-In. (Applicable only if selected in Section 2 of Exhibit A):

There are no Monthly Recurring Service Fees for Hosted Web Check-In.

1.1.10 Monthly Recurring Service Fees – Connectivity Services/Products – 3-D Secure Programs* (Optional). (Applicable only if selected in Section 2 of Exhibit A):

Description	Verified by Visa and MasterCard Secure Code**
Price per Service
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month (includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions)
Transaction Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per transaction above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included transactions

* If the Services included in this Section are not part of Customer's initial purchase, the prices listed above will remain valid for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the Effective Date of this Amendment. Following this time period, the pricing in this Section is subject to change.

** (i) Connectivity between Customer payment provider and Host Reservation Services to perform credit card authorizations.

(ii) Handled through the Value Added Services of SkyPay.

Note: Any applicable message fees or data circuits pertaining to the 3-D Secure Programs are the responsibility of Customer.

1.1.11 Monthly Recurring Service Fees – Connectivity Services/Products – Travel Commerce Services. (Applicable only if selected in Section 2 of Exhibit A):

Description	Content Provider Connectivity
Price per Service
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month – where [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the Provider (includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee*	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] above included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - where [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the Provider
All other custom built connections	Quoted upon request - per connection

* Any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], collectively for all [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] bookings, above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will incur the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee outlined in Section 1.1.11 above. A [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] may be booked and/or recorded in a Super PNR in the Hosted Reservation System or booked and/or recorded in a Non-Flight Related Fee Record in the Hosted Reservation System.

1.1.12 Monthly Recurring Service Fees – Data Store Products. (Applicable only if selected in Section 2 of Exhibit A):

Description	Data Store Products*
Price per Service
Data Store	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Data Store Workbench - Selected	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month

Exhibit H - 56

Hosted Services Agreement

Enhanced Data Store	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* If Customer elects to upgrade to the Enhanced Data Store they will be invoiced at the rates provided for above.

1.1.13 Monthly Recurring Service Fees – Additional Data Storage. (Applicable only if selected in section 2 of Exhibit A):

Description	Additional Data Storage*
Price per Service
Monthly Infrastructure and Support Fee - Production	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month for each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or subset thereof
Monthly Infrastructure and Support Fee - Archive	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(will be provided prior to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] along with a high level presentation of the Archiving solution)

* Provides Customer access to completed travel and historical data storage greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for read/write purposes and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for read/reporting only purposes. Cost is based upon expected segments determined by current growth and is subject to review and adjustment on an annual basis.

1.1.14 Monthly Recurring Service Fees – Connectivity Services/Products - Ticket Services and Sales Data Interchange (TCN File) (Optional). (Applicable only if selected in Section 2 of Exhibit A):

Description	Ticket Services and Sales Data Interchange (TCN File)
Price per Service
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.1.15 Monthly Recurring Service Fees – Low Fare Finder. (Applicable only if selected in Section 2 of Exhibit A):

There are no additional Monthly Recurring Service Fees for Low Fare Finder.

1.1.16 Monthly Recurring Service Fees – Disaster Recovery Services. (Applicable only if selected in Section 2 of Exhibit A):

There are no additional Monthly Recurring Service Fees for the Disaster Recovery Services.

1.1.17 Monthly Recurring Service Fees – Hosted Custom Application Messaging Services. (Applicable only if selected in Section 2 of Exhibit A):

Description	Ticket Services and Sales Data Interchange (TCN File)
Price per Service
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (for the first messaging service)

* Subsequent Messaging Service installations will incur a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Monthly Recurring Service Fee, per deployment, with the exception of Block Space Code-Share Daily ODS Extract, per Partner Airline.

Exhibit H - 57

Hosted Services Agreement

1.1.18 Monthly Recurring Service Fees – Open Skies Data Archiving. (Applicable only if selected in Section 2 of Exhibit A):

Description	Open Skies Data Archiving
Price per Service
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Customer will not be invoiced for the first [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Open Skies Data Archiving services.

1.1.19 Monthly Recurring Service Fees – VPN Connectivity. (Applicable only if selected in Section 2 of Exhibit A):

Description	VPN Connectivity
Price per Service
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month
(for the to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of bandwidth)

1.1.20 Monthly Recurring Service Fees – Web Hosting Services/Products – Benchmark Testing (Optional). (Applicable only if selected in Section 2 of Exhibit F):

There are no additional Monthly Recurring Service Fees for the Benchmark Testing.

1.1.21 Monthly Recurring Service Fees – SkyLedger Services/Products – Custom General Ledger Feed (Optional). (Applicable only if selected in Section 2 of Exhibit G):

There are no additional Monthly Recurring Service Fees for the Custom General Ledger Feed.

1.1.22 Monthly Recurring Service Fees – SkyLedger Services/Products - Credit Card Settlement Data* (Optional). (Applicable only if selected in Section 2 of Exhibit G):

Description	Credit Card Settlement Data
Price per Service
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month

* If the Services included in his Section are not part of Customer's initial purchase, the prices listed above will remain valid for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the Effective Date of this Amendment. Following this time period, the pricing in this Section is subject to change.

1.1.23 Monthly Recurring Service Fees – Revenue Accounting Services/Products - Inbound interline/Operating Code-Share Settlement* (Optional). (Applicable only if selected in Section 2 of Exhibit G):

SkyLedger functionality required to create settlement data supporting inbound interline and operating code-share agreements needs to be enabled for each interline/operating code-share partner. Test data will be provided to Customer's interline/operation code-share partner to ensure the data is successful prior to going into production. NAVITAIRE charges a flat fee per interline/operating code- share partner to cover the cost of implementation testing, and monthly file generation.

Exhibit H - 58

Hosted Services Agreement

Description	Inbound Interline/Operating Code-Share Settlement
Price per Service
Monthly Infrastructure and Support Fee	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month

*If the Services included in this Section are not part of Customer's initial purchase, the prices listed above will remain valid for twelve (12) months following the Effective Date of this Amendment. Following this time period, the pricing in this Section is subject to change.

1.2 Implementation Fees

X	Product/Service Description	Implementation Fees*
New Skies® - Hosted Reservation Services
X	New Skies - Hosted Reservation Services	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	CRS/GDS/ARS Type B/Teletype Connectivity**	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	CRS/GDS/ARS Type A/EDIFACT Connectivity**
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity
All others quoted upon request

	Code-Share Distribution, with Customer as Code-Share Operating/Marketing Carrier ***	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per installation, per partner, per code-share
	Block-Space Code-Share Implementation	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Non-standard Code-Share Implementation	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	E-Ticketing Connectivity***	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the first E-Ticketing partner installation All others quoted upon request
X	Booking History Files	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	API Suites - Booking API Suite - selected - Check-In API Suite - selected - Voucher API Suite - selected	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Hosted Web Check-in	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	3-D Secure Programs	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Travel Commerce Supplier Connectivity	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per connection
X	Data Store Products - Data Store - Data Store Workbench - selected - Enhanced Data Store
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] implementation fee
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

X	Additional Data Storage	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Disaster Recovery Services	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Ticket Services and Sales Data Interchange (TCN File)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Exhibit H - 59

Hosted Services Agreement

X	Low Fare Finder	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Open Skies Data Archiving	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	VPN Connectivity	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SkyPrice – Hosted Revenue Management Services
	SkyPrice - Hosted Revenue Management Services	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Hosted Web Services - SkySales® Internet Suite
	Hosted Web Services - SkySales Internet Suite	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Benchmark Testing	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SkyLedger - Hosted Revenue Accounting Services
	SkyLedger - Hosted Revenue Accounting Services	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Custom General Ledger Feed	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Credit Card Settlement Data	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Inbound Interline/Operating Code-Share Settlement	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Additional Services
	Expertise during Distribution Implementation Projects *****	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

*Implementation Fees include training and exclude travel expenses and any new development. Implementation Fees are waived for products currently implemented on the Effective Date of this Amendment 14.

**Implementation Fees for CRS/GDS/ARS Type B/Teletype or Type A/EDIFACT Connectivity include up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of implementation support including project management, operations, NAVITAIRE system training, and support personnel. Additional implementation hours are billable on a time and materials basis. Optional distribution industry and business process consulting services are available as outlined in Section 1.2 above. Implementation Fees have been paid for Amadeus and Galileo.

*** Implementation Fees for either Operating or Marketing Code-Share include up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of implementation support including project management, operations, NAVITAIRE system training, and support personnel per partner airline. Implementation Fees for Operating and Marketing Code-Share conducted with the same partner airline include up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of implementation support provided by the personnel noted above, if occurring as part of the same project. Additional implementation hours are billable on a time and materials basis. Optional distribution industry and business expertise is available as outlined in Section 1.2 above.

**** Implementation Fees for the first Electronic Ticketing and Interchange and Database Provider Connectivity include up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] implementation support including NAVITAIRE operations and support personnel. On an optional basis after the carrier has completed their first [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Ticket implementations and subject to Account Manager approval, the implementation can be conducted on a time and materials basis only without the services of a Project Manager. Additional implementation hours are billable on a time and materials basis. Optional distribution industry and business consulting is available as outlined in Section 1.2 above.

***** Optional distribution industry and business process expertise in connection with Implementation Projects is based upon resource availability and includes the services of Distribution Product Management personnel, at the rate consistent with manager level or higher as provided in Section 1.3 below.

1.3 Support Fees

Support Center Support	Fees*
Initial Support for SkyLedger: During the initial
support period, defined as the first [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
after go live of SkyLedger, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Monthly allotment included

Exhibit H - 60

Hosted Services Agreement

of included Support Center Support.
Included Support: For all products, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] monthly available ours or included Support Center Support.	Monthly allotment included
Additional Normal Hourly Support, Additional Training Requests, or Additional Development scheduled through NAVITAIRE: User support more than included support hours or as otherwise described in this Agreement.	$156.19 per hour
Engineer Direct Support: Expert support for web hosting and Customer third-party systems or interfaces as scheduled through the NAVITAIRE Support Centre.	Dependent on level of resource:
	Level	Hourly Rate
	Director	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Manager	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Senior	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Engineer	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Associate	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Direct Consultation Support: Customer initiated contact directly to NAVITAIRE research & development personnel and other direct consultation, thereby bypassing the NAVITAIRE Support Centre.	$400.88 per hour

* Fees include the COLA Adjustment of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] effective [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and are subject to future COLA Adjustments as provided for in Section 6.4, Fee Adjustment, of the Agreement.

1.4 Other Fees

Other Fees	Fees
Custom Programming	Quoted on a per project basis
Additional Archived Data Access	Quoted upon Request
Dedicated Account Management	Quoted on a per project basis
Business Process and Consulting Services	Quoted on a per project basis

Development Credits:

Per Section 8.1.6.1 of the Agreement and subsequent development, Customer had a remaining balance of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of development hours, as of the Effective Date of Amendment 7. The remaining hours have been utilized and no further obligation is required.

Per Exhibit H, Section 1.1.4.2 of Amendment 7, NAVITAIRE agreed to provide Customer with up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of enhancement development credits for the coding and/or testing of items identified in the Gap Analysis for the new Hosted Reservation Services platform and related conversion efforts. These development credits will expire [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after Customer has converted to the new Hosted Reservation Services platform. As of the Effective Date of this Amendment, there are [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] remaining for Customer's use.

Exhibit H - 61